Exhibit 10.1

Execution Version

$125,000,000

TEEKAY CORPORATION

5.000% Convertible Senior Notes due 2023

PURCHASE AGREEMENT

January 24, 2018

January 24, 2018

Morgan Stanley & Co. LLC

J. P. Morgan Securities LLC

c/o Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

Teekay Corporation, a Marshall Islands corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule I hereto (the “Initial Purchasers”) $125,000,000 principal amount of its 5.000% Convertible Senior Notes due 2023 (the “Firm Securities”) to be issued pursuant to the provisions of an Indenture dated as of January 26, 2018 (the “Indenture”) between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”). The Company also proposes to issue and sell to the Initial Purchasers not more than an additional $25,000,000 principal amount of its 5.000% Convertible Senior Notes due 2023 (the “Additional Securities”) if and to the extent that you, as representatives of the Initial Purchasers (the “Representatives”), shall have determined to exercise, on behalf of the Initial Purchasers, the right to purchase such 5.000% Convertible Senior Notes due 2023 granted to the Initial Purchasers in Section 2 hereof. The Firm Securities and the Additional Securities are hereinafter collectively referred to as the “Securities”. The Securities will be convertible into shares of common stock, par value $0.001 per share, of the Company (the “Underlying Securities”).

The Company is conducting a public offering concurrently with the offering of the Securities (the “Concurrent Common Stock Offering”), pursuant to which the Company proposes to issue and sell to certain underwriters 10,000,000 shares of common stock, par value $0.001 per share, of the Company (or up to 11,500,000 shares if the underwriters thereof exercise in full their option to purchase additional shares). The Concurrent Common Stock Offering and the offering of the Securities are not contingent on one another.

The Securities will be offered without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act.

In connection with the sale of the Securities, the Company has prepared a preliminary offering memorandum (the “Preliminary Memorandum”) and will prepare a final offering memorandum (the “Final Memorandum”) including or incorporating by reference a description of the terms of the Securities and the Underlying Securities, the terms of the offering and a description of the Company. For purposes of this Agreement, “Additional Written Offering Communication” means any written communication (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or a solicitation of an offer to buy the Securities other than the Preliminary Memorandum or the Final Memorandum; and “Time of Sale Memorandum” means the Preliminary Memorandum together with each Additional Written Offering Communication or other information, if any, each identified in Schedule II hereto under the caption Time of Sale Memorandum. As used herein, the terms Preliminary Memorandum, Time of Sale Memorandum and Final Memorandum shall include the documents, if any, incorporated by reference therein on the date hereof. The terms “supplement”, “amendment” and “amend” as used herein with respect to the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or any Additional Written Offering Communication shall include all documents subsequently filed by the Company with the Securities and Exchange Commission (the “Commission”) pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are deemed to be incorporated by reference therein.

1. Representations and Warranties. The Company represents and warrants to, and agrees with, you that:

(a) Preliminary Memorandum, Time of Sale Memorandum, Final Memorandum and Additional Written Offering Communication. (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Time of Sale Memorandum does not, and at the time of each sale of the Securities in connection with the offering when the Final Memorandum is not yet available to prospective purchasers and at the Closing Date (as defined in Section 4) and any Option Closing Date (as defined in Section 2), as the case may be, the Time of Sale Memorandum, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any Additional Written Offering Communication prepared, used or referred to by the Company, when considered together with the Time of Sale Memorandum, at the time of its use did not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (iv) the Preliminary Memorandum does not contain and the Final Memorandum, in the form used by the Initial Purchasers to confirm sales and on the Closing Date and any Option Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum or Additional Written Offering Communication based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

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(b) Additional Written Offering Communications. Except for the Additional Written Offering Communications, if any, identified in Schedule II hereto, including electronic road shows, if any, furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any Additional Written Offering Communication.

(c) Formation and Qualification. Each of the Company and the Operating Subsidiaries (as defined below) (the “Teekay Entities”) has been duly formed, domesticated or incorporated and is validly existing as a limited partnership, limited liability company or corporation, as the case may be, in good standing under the laws of its respective jurisdiction of formation, domestication or incorporation, and is duly registered or qualified to do business and is in good standing as a foreign limited liability company, limited partnership or corporation, as the case may be, in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such registration or qualification, except where the failure so to register or qualify would not reasonably be expected to have a Material Adverse Effect. “Material Adverse Effect,” as used throughout this Agreement, means a material adverse effect on the condition (financial or otherwise), results of operations, business, properties, assets or prospects of the Teekay Entities, taken as a whole, except as set forth in or contemplated in the Final Memorandum (exclusive of any supplement thereto). Each of the Teekay Entities has all limited liability company, limited partnership or corporate, as the case may be, power and authority necessary to own or lease its properties currently owned or leased or to be owned or leased at the Closing Date and any Option Closing Date, as the case may be, and to conduct its business in all material respects as described in the Time of Sale Memorandum and the Final Memorandum.

(d) The Securities. The Securities have been duly authorized by the Company and, when executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (collectively, the “Enforceability Exceptions”), and will be entitled to the benefits of the Indenture.

(e) The Underlying Securities. The Underlying Securities issuable upon conversion of the Securities have been duly authorized and reserved and, when issued upon conversion of the Securities in accordance with the terms of the Securities, will be (i) validly issued, (ii) not subject to any preemptive right, resale right, right of first refusal or similar right, (iii) fully paid and nonassessable and (iv) will conform to the description thereof in the Time of Sale Memorandum and the Final Memorandum.

(f) Ownership of Teekay Holdings. The Company directly owns 100% of the equity interests in Teekay Holdings Limited, a Bermuda company (“Teekay Holdings”); such equity interests have been duly authorized and validly issued in accordance with the organizational documents of Teekay Holdings and are fully paid and nonassessable; and the Company owns such equity interests free and clear of all pledges, liens, encumbrances, security interests, charges, equities or other claims (collectively, “Liens”).

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(g) Ownership of General Partners. Teekay Holdings directly owns a (i) 100% membership interest in Teekay GP L.L.C., a limited liability company organized under the laws of the Marshall Islands (“TGP GP”), and (ii) 51% membership interest in Teekay Offshore GP L.L.C., a limited liability company organized under the laws of the Marshall Islands (“TOO GP”); such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of TGP GP (the “TGP GP LLC Agreement”) and the limited liability company agreement of TOO GP (the “TOO GP LLC Agreement”), respectively, and are fully paid (to the extent required under the TGP GP LLC Agreement and TOO GP LLC Agreement, respectively) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as may be provided in the TGP GP LLC Agreement or the TOO GP LLC Agreement); and Teekay Holdings owns such membership interests free and clear of all Liens, except for the option by Brookfield TK TOGP L.P. to acquire, subject to certain conditions, an additional 2% membership interest in TOO GP.

(h) Ownership of GP Interests in the Partnerships. TGP GP is the sole general partner of Teekay LNG Partners L.P., a limited partnership organized under the laws of the Marshall Islands (“TGP”), with a 2.0% general partner interest in TGP (excluding any preferred units in such calculation); such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of TGP, as amended or restated on or prior to the date hereof (the “TGP LPA”); and TGP GP owns such general partner interest free and clear of all Liens (except restrictions on transferability contained in the TGP LPA or under applicable securities laws). TOO GP is the sole general partner of Teekay Offshore Partners L.P., a limited partnership organized under the laws of the Marshall Islands (“TOO”), with a 0.76% general partner interest in TOO (excluding any preferred units in such calculation); such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of TOO, as amended or restated on or prior to the date hereof (the “TOO LPA”); and TOO GP owns such general partner interest free and clear of all Liens (except restrictions on transferability contained in the TOO LPA or under applicable securities laws).

(i) Ownership of Sponsor Interests in TGP, TOO and Teekay Tankers.

(i) The Company indirectly owns 25,208,274 common units representing limited partner interests in TGP (the “TGP Sponsor Units”) and TGP GP owns 100% of the Incentive Distribution Rights (as defined in the TGP LPA) of TGP, in each case free and clear of all Liens, except (i) restrictions on transferability contained in the TGP LPA or under applicable securities laws and (ii) pursuant to the Margin Loan Agreement dated as of December 21, 2012 by and among Teekay Finance Limited, the lenders party thereto, Citibank, N.A., as administrative agent, and the Company, as amended (the “Margin Loan Agreement”).

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(ii) The Company indirectly owns 56,587,484 common units representing limited partner interests in TOO (the “TOO Sponsor Units”) and TOO GP owns 100% of the Incentive Distribution Rights (as defined in the TOO LPA) of TOO, in each case free and clear of all Liens, except (i) restrictions on transferability contained in the TOO LPA or under applicable securities laws and (ii) pursuant to the Margin Loan Agreement.

(iii) The Company indirectly owns 37,007,981 shares of Class B Common Stock, $0.01 par value, of Teekay Tankers Ltd., a corporation incorporated under the laws of the Marshall Islands (“Tankers”), and 40,290,460 shares of Class A Common Stock of Tankers. All such shares of Class A Common Stock and Class B Common Stock (collectively, the “Tankers Sponsor Shares”) have been duly authorized and are validly issued, fully paid and nonassessable; and, as applicable, the Company indirectly owns all such Tankers Sponsor Shares free and clear of all Liens, except (i) restrictions on transferability under applicable securities laws and (ii) pursuant to the Margin Loan Agreement.

(j) Ownership of Operating Companies.

(i) TGP owns a 100% membership interest in Teekay LNG Operating L.L.C., a Marshall Islands limited liability company (“TGP Operating Company”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of TGP Operating Company, as amended or restated on or prior to the date hereof (the “TGP Operating Company LLC Agreement”), and is fully paid (to the extent required under the TGP Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as may be provided in the TGP Operating Company LLC Agreement); and TGP owns such membership interest free and clear of all Liens, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum.

(ii) TOO owns a 100% membership interest in Teekay Offshore Holdings L.L.C., a Marshall Islands limited liability company (“Teekay Offshore Holdings”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Teekay Offshore Holdings, as amended on or prior to the date hereof (the “Teekay Offshore Holdings LLC Agreement”), and is fully paid (to the extent required under the Teekay Offshore Holdings LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as may be provided in the Teekay Offshore Holdings LLC Agreement); and TOO owns such membership interest free and clear of all Liens, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum.

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(iii) Teekay Offshore Holdings indirectly owns a 100% membership interest in Teekay Offshore Operating GP L.L.C., a Marshall Islands limited liability company (“OLP GP”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of OLP GP, as amended on or prior to the date hereof (“OLP GP LLC Agreement”), and is fully paid (to the extent required under the OLP GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as may be provided in the OLP GP LLC Agreement); and Teekay Offshore Holdings owns such membership interest free and clear of all Liens, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum. Teekay Offshore Holdings indirectly owns a 99.09% limited partner interest in Teekay Offshore Operating L.P., a Marshall Islands limited partnership (“TOO Operating Company”); and OLP GP directly owns a 0.91% general partner interest in TOO Operating Company. All such partner interests have been duly authorized and validly issued in accordance with the partnership agreement of TOO Operating Company, as amended or restated on or prior to the date hereof (the “TOO Operating Company Partnership Agreement”), and are fully paid (to the extent required under the TOO Operating Company Partnership Agreement) and, with respect to the limited partner interests, are nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands Limited Partnership Act and except as may be provided in the TOO Operating Company Partnership Agreement); and Teekay Offshore Holdings and OLP GP, respectively, own such partner interests free and clear of all Liens, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum.

(k) Ownership of Operating Subsidiaries.

(i) TGP Operating Company owns, directly or indirectly, the equity interests in each of the entities set forth in Schedule III-A (the “TGP Operating Subsidiaries”) as described on Schedule III-A; such equity interests owned by TGP Operating Company are duly authorized and validly issued in accordance with the respective organizational documents of each TGP Operating Subsidiary, as amended or restated on or prior to the date hereof (the “TGP Operating Subsidiaries’ Organizational Documents”), and are fully paid (to the extent required under the TGP Operating Subsidiaries’ Organizational Documents) and, with respect to interests that are not general partner interests, nonassessable (except as such nonassessability may be affected by the applicable statutes of the jurisdiction of formation of the applicable TGP Operating Subsidiary and except as may be provided in the TGP Operating Subsidiaries’ Organizational Documents); and TGP Operating Company owns such equity interests free and clear of all Liens, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum.

(ii) TOO, Teekay Offshore Holdings and TOO Operating Company own, directly or indirectly, the equity interests in each of the entities set forth in Schedule III-B (the “TOO Operating Subsidiaries”) as described on Schedule III-B; such equity interests have been duly authorized and validly issued in accordance with the respective organizational documents of each TOO Operating Subsidiary, as amended or restated on

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or prior to the date hereof (the “TOO Operating Subsidiaries’ Organizational Documents”), and are fully paid (to the extent required under the TOO Operating Subsidiaries’ Organizational Documents) and, with respect to interests that are not general partner interests, nonassessable (except as such nonassessability may be affected by the applicable statutes of the jurisdiction of formation of the applicable TOO Operating Subsidiary and except as may be provided in the TOO Operating Subsidiaries’ Organizational Documents); and TOO and TOO Operating Company, as applicable, own such equity interests free and clear of all Liens, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum.

(iii) Tankers owns, directly or indirectly, 100% of the equity interests in each of the entities set forth in Schedule III-C (the “Tankers Operating Subsidiaries”) as described on Schedule III-C; such equity interests are duly authorized and validly issued in accordance with the respective organizational documents of each Tankers Operating Subsidiary, as amended or restated on or prior to the date hereof (the “Tankers Operating Subsidiaries’ Organizational Documents”), and are fully paid (to the extent required under the Tankers Operating Subsidiaries’ Organizational Documents) and, with respect to interests that are not general partner interests, nonassessable (except as such nonassessability may be affected by the applicable statutes of the jurisdiction of formation of the applicable Tankers Operating Subsidiary and except as may be provided in the Tankers Operating Subsidiaries’ Organizational Documents); and Tankers owns such equity interests free and clear of all Liens, except for Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum.

(iv) The Company owns, directly or indirectly, the equity interests in each of the entities set forth in Schedule III-D (the “Company Operating Subsidiaries”) as described on Schedule III-D; such equity interests are duly authorized and validly issued in accordance with the respective organizational documents of each Company Operating Subsidiary, amended or restated on or prior to the date hereof (the “Company Operating Subsidiaries’ Organizational Documents”), and are fully paid (to the extent required under the Company Operating Subsidiaries’ Organizational Documents) and, with respect to interests that are not general partner interests, nonassessable (except as such nonassessability may be affected by the applicable statutes of the jurisdiction of formation of the applicable Company Operating Subsidiary and except as may be provided in the Company Operating Subsidiaries’ Organizational Documents); and the Company owns such equity interests free and clear of all Liens, other than Liens pursuant to credit agreements and related security agreements disclosed or referred to in the Time of Sale Memorandum and the Final Memorandum.

(l) No Other Subsidiaries. Other than its interests in (i) Teekay Holdings, (ii) Teekay Finance Limited (iii) TGP GP, (iv) TOO GP, (v) TGP, (vi) TOO, (vii) Tankers, (viii) TGP Operating Company, (ix) Teekay Offshore Holdings, (x) TOO Operating Company, (xi) OLP GP, (xii) the TGP Operating Subsidiaries, (xiii) the TOO Operating Subsidiaries, (xiv) the Tankers Operating Subsidiaries and (xv) the Company Operating Subsidiaries ((i) through (xv), collectively, the “Operating Subsidiaries”), the Company

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does not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity except as described in the Time of Sale Memorandum and the Final Memorandum and except for entities that do not, directly or indirectly, own any vessels or conduct any operations.

(m) No Preemptive Rights or Options. Except as described in the Time of Sale Memorandum, the Final Memorandum, the TGP LPA and the TOO LPA, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity interests of the Teekay Entities, except in relation to the Teekay Entities that are not wholly owned, and except as provided in Section 78 of the Marshall Islands Business Corporations Act. Except as described in the Time of Sale Memorandum, the Final Memorandum, the TGP LPA and the TOO LPA, and except in relation to the Operating Subsidiaries that are not wholly owned, there are no outstanding options or warrants to purchase any common stock or other interests in the Company or, to the Company’s knowledge, any equity interests in any Operating Subsidiary.

(n) Capitalization. The issued and outstanding equity interests of the Company consist of the number of shares of common stock specified in the Time of Sale Memorandum and the Final Memorandum, together with any shares of common stock issued in the Concurrent Common Stock Offering, as adjusted for any equity awards granted under the Company’s 2013 Equity Incentive Plan (as it may be amended). All of such common stock has been duly authorized and is fully paid and nonassessable.

(o) Authority. The Company has all requisite corporate power and authority to execute and deliver this Agreement, the Securities and the Indenture (the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(p) Execution and Delivery of this Agreement. This Agreement has been duly authorized, validly executed and delivered by the Company.

(q) The Indenture. The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(r) Description of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Time of Sale Memorandum and the Final Memorandum.

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(s) No Conflicts. None of the offering, issuance and sale by the Company of the Securities (including the issuance of the Underlying Securities upon conversion thereof), the execution, delivery and performance of the Transaction Documents by the Company, the consummation of the transactions contemplated thereby, or the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Time of Sale Memorandum and the Final Memorandum, (i) conflicts or will conflict with or constitutes or will constitute a violation of any organizational document of any Teekay Entity, (ii) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default (or an event that, with notice or lapse of time or both, would constitute such a default) under, any indenture, contract, mortgage, deed of trust, note agreement, loan agreement, lease or other agreement, or instrument to which any of the Teekay Entities is a party or by which any of them or any of their respective properties may be bound, (iii) violates or will violate any statute, law, rule, regulation, or judgment, order or decree applicable to any of the Teekay Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Teekay Entities or any of their properties, or (iv) results or will result in the creation or imposition of any Lien upon any property or assets of any of the Teekay Entities (other than Liens referred to or described in the Time of Sale Memorandum and the Final Memorandum), which conflicts, breaches, violations, defaults or Liens, in the case of clauses (ii), (iii) or (iv), could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could materially impair the ability of any of the Teekay Entities to perform their obligations under the Transaction Documents.

(t) No Consents. Except for (i) such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities or “Blue Sky” laws in connection with the purchase and distribution of the Securities by the Initial Purchasers, and under applicable stock exchange requirements, and (ii) such consents that, if not obtained, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could not reasonably be expected to materially impair the ability of the Company to perform its obligations under the Transaction Documents, no permit, consent, approval, authorization, order, registration, filing or qualification (“consent”) of or with any court, governmental agency or body having jurisdiction over any of the Teekay Entities or any of their respective properties is required in connection with the offering, issuance and sale by the Company of the Securities (including the issuance of the Underlying Securities upon conversion thereof), the execution, delivery and performance by the Company of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents.

(u) No Default. None of the Teekay Entities is (i) in violation of its organizational documents, (ii) in breach of or in default under (and no event that, with notice or lapse of time or both, would constitute such a default has occurred or is continuing under) any term, covenant, obligation, agreement or condition contained in any indenture, mortgage, deed of trust, note agreement, loan agreement, lease or other agreement, obligation, condition, covenant or instrument to which it is a party or by which it is or may be bound or to which any of its properties or assets is subject or (iii) in

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violation of any statute, law, rule, regulation, judgment, order or decree applicable to any of the Teekay Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Teekay Entities or any of their properties, which breach, default or violation, in the case of clause (ii) or (iii), would, if continued, reasonably be expected to have a Material Adverse Effect, or could reasonably be expected to materially impair the ability of any of the Teekay Entities to perform their obligations under the Transaction Documents. To the knowledge of the Company, no third party to any indenture, contract, mortgage, deed of trust, note agreement, loan agreement, lease or other agreement, obligation, condition, covenant or instrument to which any of the Teekay Entities is a party or by which any of them are bound or to which any of their properties are subject, is in default under any such agreement, which breach, default or violation would, if continued, reasonably be expected to have a Material Adverse Effect.

(v) No Material Adverse Change. Since the date of the latest financial statements included in the Time of Sale Memorandum and the Final Memorandum, (i) no Teekay Entity has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, investigation, order or decree, (ii) there has not been any material change in the capitalization or material increase in the short-term debt or long-term debt of the Teekay Entities or any material adverse change, or any development involving or which could reasonably be expected to involve, individually or in the aggregate, a prospective material adverse change in or affecting the general affairs, condition (financial or otherwise), results of operations, business, properties, assets or prospects of the Teekay Entities, taken as a whole, and (iii) none of the Teekay Entities has incurred any liability or obligation, direct, indirect or contingent, or entered into any transactions, whether or not in the ordinary course of business, that, individually or in the aggregate, is material to the Teekay Entities, taken as a whole, or otherwise than as set forth or contemplated in the Time of Sale Memorandum and the Final Memorandum.

(w) Financial Statements. The consolidated historical financial statements (including the related notes and supporting schedules) included or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum (i) present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby on the basis stated therein, at the respective dates or for the respective periods indicated, (ii) comply as to form in all material respects with the applicable accounting requirements of the Securities Act and (iii) have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data included or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum is accurately presented in all material respects and prepared on a basis consistent with the audited historical consolidated financial statements from which it has been derived.

(x) Independent Registered Public Accounting Firm. KPMG LLP, who have certified the financial statements of the Company and delivered their report with respect to such audited consolidated financial statements included in the Time of Sale

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Memorandum and the Final Memorandum, are the independent registered public accounting firm with respect to such entities within the meaning of the Securities Act and the applicable published rules and regulations thereunder and the rules and regulations of the Public Company Accounting Oversight Board.

(y) Transfer Taxes. There are no transfer taxes or other similar fees or charges required to be paid in connection with the execution and delivery of this Agreement, the issuance by the Company or sale by the Company of the Securities or the consummation of the transactions contemplated by this Agreement.

(z) Title to Properties. The Operating Subsidiaries have good and marketable title to all real property and good title to all personal property described in the Time of Sale Memorandum and the Final Memorandum as owned by the Operating Subsidiaries. Each Operating Subsidiary identified on Annex A is the owner, lessee or charterer, as indicated, of the vessel set forth opposite its name on Annex A (the “Vessels”), in each case free and clear of all Liens except (i) as described, and subject to the limitations contained, in the Time of Sale Memorandum and the Final Memorandum or (ii) as do not materially affect the value of such property, taken as a whole, and do not materially interfere with the use of such properties, taken as a whole, as they have been used in the past and are proposed to be used in the future, as described in the Time of Sale Memorandum and the Final Memorandum (the Liens described in clauses (i) and (ii) above being “Permitted Liens”); provided that with respect to any interest in real property, vessels and buildings held under lease by any of the Operating Subsidiaries, such real property, vessels and buildings are held under valid and subsisting and enforceable leases (except as may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law)), with such exceptions as do not materially interfere with the use of the properties of the Teekay Entities, taken as a whole as they have been used in the past as described in the Time of Sale Memorandum and the Final Memorandum and are proposed to be used in the future as described in the Time of Sale Memorandum and the Final Memorandum.

(aa) Vessel Registration. Each vessel identified in Annex A is duly registered under the laws of the jurisdiction set forth on Annex A in the name of the applicable Operating Subsidiary, free and clear of all Liens except for Permitted Liens.

(bb) Permits. Each of the Teekay Entities has such permits, consents (as defined above), licenses, franchises, concessions, certificates and authorizations (“permits”) of, and has made all declarations and filings with, all Federal, provincial, state, local or foreign governmental or regulatory authorities, all self-regulatory organizations and all courts and other tribunals, as are necessary to own or lease its properties and to conduct its business in the manner described in the Time of Sale Memorandum and the Final Memorandum, subject to such qualifications as may be set forth in the Time of Sale Memorandum and the Final Memorandum and except for such permits, declarations and filings that, if not obtained, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; except as set forth in

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the Time of Sale Memorandum and the Final Memorandum, each of the Teekay Entities has fulfilled and performed all its material obligations with respect to such permits which are or will be due to have been fulfilled and performed by such date and no event has occurred that would prevent the permits from being renewed or reissued or that allows, or after notice or lapse of time would allow, revocation or termination thereof or results or would result in any impairment of the rights of the holder of any such permit, except for such non-renewals, non-issues, revocations, terminations and impairments that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and none of such permits contains any restriction that is materially burdensome to the Teekay Entities, taken as a whole.

(cc) Insurance. Except as set forth in the Time of Sale Memorandum and the Final Memorandum, the Teekay Entities are insured by insurers of recognized financial responsibility covering against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance insuring the Teekay Entities or their respective businesses, assets, employees, officers and directors are in full force and effect; the Teekay Entities are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by any of the Teekay Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Teekay Entities has been refused any insurance coverage sought or applied for; and the Company believes that each of the Teekay Entities will be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(dd) Litigation. There is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Company, threatened, to which any of the Teekay Entities is or could reasonably be expected to be made a party or to which the business or property of any of the Teekay Entities is or could reasonably be expected to be made subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or, to the knowledge of the Company, that has been proposed by any governmental agency, and (iii) no injunction, restraining order or order of any nature issued by a Federal or state court or foreign court of competent jurisdiction to which any of the Teekay Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, (A) could reasonably be expected to (1) individually or in the aggregate have a Material Adverse Effect, except as set forth in the Time of Sale Memorandum and the Final Memorandum, or (2) prevent or result in the suspension of the offering and issuance of the Securities, or (B) questions the validity of the Transaction Documents.

(ee) Summaries. The statements in the Time of Sale Memorandum and the Final Memorandum under the headings “Material United States Federal Income Tax Considerations” and “Non-United States Tax Considerations,” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries, in all material respects, of such legal matters, agreements, documents or proceedings.

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(ff) Certain Relationships and Related Transactions. No relationship, direct or indirect, exists between or among any Teekay Entity, on the one hand, and the directors, officers, members, partners, stockholders, customers or suppliers of any Teekay Entity on the other hand that would be required to be described in a registration statement on Form F-3 to be filed with the Commission that is not so described in the Time of Sale Memorandum and the Final Memorandum. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by any Teekay Entity to or for the benefit of any of the officers, directors or managers of any Teekay Entity or their respective family members, except as disclosed in the Time of Sale Memorandum and the Final Memorandum. No Teekay Entity has, in violation of the Sarbanes-Oxley Act of 2002, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of any Teekay Entity.

(gg) Sarbanes-Oxley Act of 2002. The Teekay Entities are in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Commission and the New York Stock Exchange (“NYSE”) that are effective and applicable to the Company.

(hh) Internal Controls. Each of the Teekay Entities maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Teekay Entities’ “internal controls over financial reporting” (as such term is defined in Rule 13a-15(f) and Rule 15d-15(f) under the Exchange Act) are effective and none of the Teekay Entities is aware of any material weakness in their internal controls over financial reporting.

(ii) Disclosure Controls. The Teekay Entities maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) and Rule 15d-15(e) under the Exchange Act); such disclosure controls and procedures are effective.

(jj) No Labor Dispute. No labor problem or dispute with the employees of the Teekay Entities exists or is threatened or imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, contractors or customers, that, in each case, could reasonably be expected to have a Material Adverse Effect.

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(kk) Tax Returns. Each of the Teekay Entities has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file could not reasonably be expected to have a Material Adverse Effect or as set forth in the Time of Sale Memorandum and the Final Memorandum) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as could not reasonably be expected to have a Material Adverse Effect.

(ll) Environmental Compliance. Except as described in the Time of Sale Memorandum and the Final Memorandum, each Teekay Entity (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or Hazardous Materials (as defined below) (“Environmental Laws”), (ii) has received and is in compliance with all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, (iii) has not received notice of any actual or potential liability under any environmental law, and (iv) is not a party to or affected by any pending or, to the knowledge of the Company, threatened action, suit or proceeding, is not bound by any judgment, decree or order, and has not entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials, except where such noncompliance, deviation, violation, release or cleanup from that described in (i) - (iv) above could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. None of the Teekay Entities has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”). The term “Hazardous Materials” means (A) any “hazardous substance” as defined in CERCLA, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

(mm) Effect of Environmental Laws. In the ordinary course of its business, each Teekay Entity periodically reviews the effect of Environmental Laws on its business, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, each Teekay Entity has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, have a Material Adverse Effect.

(nn) Intellectual Property. Each of the Teekay Entities owns or possesses rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, technology, know-how

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and other intellectual property necessary for the conduct of their respective businesses, except where the failure to possess such rights could not reasonably be expected to have a Material Adverse Effect, and the Company believes that the conduct by the Teekay Entities of their respective businesses will not conflict with, and the Teekay Entities have not received any notice of any claim of conflict with, any such rights of others.

(oo) Investment Company. None of the Teekay Entities is now, and after the sale of the Securities to be sold by the Company hereunder and application of the net proceeds from such sale as described in the Time of Sale Memorandum and the Final Memorandum under the caption “Use of Proceeds” and after giving effect to the offering will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”).

(pp) Passive Foreign Investment Company. To the knowledge of the Company, none of the Teekay Entities is a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”).

(qq) Foreign Corrupt Practices Act. No Teekay Entity, nor any director, officer, or employee, nor, to the knowledge of the Company, any affiliate, agent or representative of the Teekay Entities, has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations thereunder, the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to influence official action or secure an improper advantage; and the Teekay Entities have conducted their businesses in compliance with applicable anti-corruption laws and have instituted and maintain and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws and with the representation and warranty contained herein. Neither the Company nor its subsidiaries will use, directly or indirectly, the proceeds of the offering in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws.

(rr) Sanctions Laws and Regulations. Neither the sale of the Securities by the Company hereunder nor the use of the proceeds thereof will cause any U.S. person participating in the offering, either as underwriter and/or purchasers of the Securities, to violate the Trading With the Enemy Act, as amended, the International Emergency Economic Powers Act, as amended, or any foreign asset control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) (all such laws and regulations collectively referred to as the “Sanctions Laws and Regulations”) or any enabling legislation or executive order relating thereto.

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(ss) Sanctions Authorities. None of the Teekay Entities is, and, to the knowledge of the Company, no director, officer, agent, employee or affiliate of any of the Teekay Entities is, currently the subject of, or in possession of written notice from a governmental authority asserting that it may become the subject of, any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, Her Majesty’s Treasury, or other relevant sanctions authority; and the Teekay Entities will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (“Person”), for the purpose of financing the activities of or with any Person, or in any country or territory that, at the time of such funding or facilitation, is the subject of any sanctions administered or enforced by such authorities, in each case in a manner that violates any Sanctions Laws and Regulations.

(tt) Money Laundering Laws. The operations of the Teekay Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Teekay Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(uu) Brokers. Except as described in the Time of Sale Memorandum and the Final Memorandum, there are no contracts, agreements or understandings between any Teekay Entity and any person that would give rise to a valid claim against any Teekay Entity or the Initial Purchasers for a brokerage commission, finder’s fee or other like payment in connection with any of the transactions contemplated by this Agreement.

(vv) Market Stabilization. None of the Teekay Entities has taken, and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(ww) No Restrictions on Subsidiaries. Except (i) as provided in the credit and loan agreements described in the Time of Sale Memorandum and the Final Memorandum (including an undertaking of TOO that, until TOO repays amounts outstanding under its Norwegian Kroner bonds due in 2018, (A) TOO will not pay distributions to the Company, or any of its affiliates, including TOO GP, in cash, and (B) TOO will not pay any distributions in cash unless it matches or exceeds the amount of cash paid by proceeds raised through the issuance of additional equity in advance of, or within six months following, the payment of such distributions) and by Section 51 of the Marshall Islands Limited Partnership Act, Section 40 of the Marshall Islands Limited Liability Company Act of 1996 and Sections 43 and 44 of the Marshall Islands Business Corporations Act, (ii) as otherwise mandated by the laws of the Operating Subsidiaries’

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jurisdiction of formation or (iii) as provided in the organizational documents of non-wholly owned Operating Subsidiaries (or any shareholder agreements between the shareholders of such Operating Subsidiaries) no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock or similar ownership interest, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company.

(xx) Statistical and Market Data. The statistical and market-related data included in the Time of Sale Memorandum and the Final Memorandum are based on or derived from sources which the Company believes to be reliable and accurate in all material respects.

(yy) XBRL Information. The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Memorandum and the Final Memorandum fairly present the information called for in all material respects and have been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(zz) Rule 144A Eligibility. On the Closing Date and the Option Closing Date, as the case may be, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Memorandum and the Final Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

(aaa) No General Solicitation. None of the Company or any of its affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D (“General Solicitation”) or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(bbb) Securities Laws Exemptions. Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 7 and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Memorandum and the Final Memorandum, to register the Securities under the Securities Act or the qualify the Indenture under the Trust Indenture Act.

(ccc) Immunity. Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from

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any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the Marshall Islands. The irrevocable and unconditional waiver and agreement of the Company contained in Section 16 not to plead or claim any such immunity in any legal action, suit or proceeding based on this Agreement is valid and binding under the laws of the Marshall Islands.

(ddd) Certificates. Any certificate signed by an officer of any Teekay Entity and delivered to the Initial Purchasers or to counsel for the Initial Purchasers in connection with the closing of the transaction contemplated by this Agreement shall be deemed a representation and warranty by such Teekay Entity, as to matters covered thereby, to each Initial Purchaser.

2. Agreements to Sell and Purchase. The Company hereby agrees to sell to the several Initial Purchasers, and each Initial Purchaser, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Firm Securities set forth in Schedule I hereto opposite its name at a purchase price of 96.75% of the principal amount thereof (the “Purchase Price”).

On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Initial Purchasers the Additional Securities, and the Initial Purchasers shall have the right to purchase, severally and not jointly, up to $25,000,000 principal amount of Additional Securities at the Purchase Price plus accrued interest, if any, to the date of payment and delivery. You may exercise this right on behalf of the Initial Purchasers in whole or from time to time in part by giving written notice not later than 30 days after the date of this Agreement. Any exercise notice shall specify the principal amount of Additional Securities to be purchased by the Initial Purchasers and the date on which such Additional Securities are to be purchased. Each purchase date must be at least one business day after the written notice is given and may not be earlier than the closing date for the Firm Securities nor later than ten business days after the date of such notice. Additional Securities may be purchased as provided in Section 4 solely for the purpose of covering sales of securities in excess of the number of the Firm Securities. On each day, if any, that Additional Securities are to be purchased (an “Option Closing Date”), each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Additional Securities (subject to such adjustments to eliminate fractional Securities as you may determine) that bears the same proportion to the total principal amount of Additional Securities to be purchased on such Option Closing Date as the principal amount of Firm Securities set forth in Schedule I opposite the name of such Initial Purchaser bears to the total principal amount of Firm Securities.

3. Terms of Offering. You have advised the Company that the Initial Purchasers will make an offering of the Securities purchased by the Initial Purchasers hereunder as soon as practicable after this Agreement is entered into as in your judgment is advisable.

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4. Payment and Delivery. Payment for the Firm Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Firm Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on January 26, 2018, or at such other time on the same or such other date, not later than January 31, 2018, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the “Closing Date.”

Payment for any Additional Securities shall be made to the Company in Federal or other funds immediately available in New York City against delivery of such Additional Securities for the respective accounts of the several Initial Purchasers at 10:00 a.m., New York City time, on the date specified in the corresponding notice described in Section 2 or at such other time on the same or on such other date, in any event not later than March 5, 2018, as shall be designated in writing by you.

The Securities shall be in definitive form or global form, as specified by you, and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Securities shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Initial Purchasers, with any transfer taxes payable in connection with the transfer of the Securities to the Initial Purchasers duly paid, against payment of the Purchase Price therefor plus accrued interest, if any, to the date of payment and delivery.

5. Conditions to the Initial Purchasers’ Obligations. The several obligations of the Initial Purchasers to purchase and pay for the Firm Securities on the Closing Date are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following conditions:

(a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

(i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the securities of the Company or any of its subsidiaries by any “nationally recognized statistical rating organization,” as such term is defined in Section 3(a)(62) of the Exchange Act; and

(ii) there shall not have been a material adverse effect on the general affairs, condition (financial or otherwise), results of operations, business, properties, assets or prospects of the Teekay Entities, taken as a whole, whether or not arising from transactions in the ordinary course of

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business, except as set forth in or contemplated in the Time of Sale Memorandum (exclusive of any supplement thereto) or the Final Memorandum (exclusive of any supplement thereto).

(b) The Initial Purchasers shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a) and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

(c) The Initial Purchasers shall have received on the Closing Date an opinion of Perkins Coie LLP, counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit A. Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(d) The Initial Purchasers shall have received on the Closing Date an opinion of Watson Farley & Williams LLP, special regulatory and Marshall Islands counsel for the Company, dated the Closing Date, to the effect set forth in Exhibit B. Such opinion shall be rendered to the Initial Purchasers at the request of the Company and shall so state therein.

(e) The Initial Purchasers shall have received on the Closing Date:

(i) An opinion of Thommessen Krefting Greve Lund AS, Norwegian counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(ii) An opinion of Alexanders, Bermuda counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(iii) An opinion of Wong Tan & Molly Lin LLC, Singapore counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(iv) An opinion of Watson Farley & Williams LLP, English counsel for the Company, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

(f) The Initial Purchasers shall have received on the Closing Date an opinion of Vinson & Elkins L.L.P., counsel for the Initial Purchasers, dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.

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(g) The Initial Purchasers shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Time of Sale Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.

(h) The “lock-up” agreements, each substantially in the form of Annex C hereto, between you and those certain shareholders, officers and directors of the Company named in Schedule IV relating to sales and certain other dispositions of shares of common stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date.

(i) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Time of Sale Memorandum (exclusive of any supplement thereto) and the Final Memorandum (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the general affairs, management, condition (financial or otherwise), stockholders’ equity, partners’ equity, members’ equity, results of operations, business, properties, assets or prospects of the Teekay Entities taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in Time of Sale Memorandum and the Final Memorandum (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Time of Sale Memorandum (exclusive of any supplement thereto) and the Final Memorandum (exclusive of any supplement thereto).

(j) The several obligations of the Initial Purchasers to purchase Additional Securities hereunder are subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof and the Option Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the delivery to you on the applicable Option Closing Date of the following:

(i) a certificate, dated the Option Closing Date and signed by an executive officer of the Company, confirming that the certificate delivered on the Closing Date pursuant to Section 5(b) hereof remains true and correct as of such Option Closing Date;

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(ii) an opinion of Perkins Coie LLP, counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(c) hereof;

(iii) an opinion of Watson Farley & Williams LLP, special regulatory and Marshall Islands counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(d) hereof;

(iv) an opinion of Thommessen Krefting Greve Lund AS, Norwegian counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(e)(i) hereof;

(v) an opinion of Alexanders, Bermuda counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(e)(ii) hereof;

(vi) an opinion of Wong Tan & Molly Lin LLC, Singapore counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(e)(iii) hereof;

(vii) an opinion of Watson Farley & Williams LLP, English counsel for the Company, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(e)(iv) hereof;

(viii) an opinion of Vinson & Elkins L.L.P., counsel for the Initial Purchasers, dated the Option Closing Date, relating to the Additional Securities to be purchased on such Option Closing Date and otherwise to the same effect as the opinion required by Section 5(f) hereof;

(ix) a letter dated the Option Closing Date, in form and substance satisfactory to the Initial Purchasers, from KPMG LLP, independent public accountants, substantially in the same form and substance as the letter furnished to the Initial Purchasers pursuant to Section 5(g) hereof; provided that the letter delivered on the Option Closing Date shall use a “cut-off date” not earlier than three business days prior to such Option Closing Date; and

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(x) such other documents as you may reasonably request with respect to the good standing of the Company, the due authorization, execution and authentication of the Additional Securities to be sold on such Option Closing Date and other matters related to the execution and authentication of such Additional Securities.

6. Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

(a) To furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) or (e), as many copies of the Time of Sale Memorandum, the Final Memorandum, any documents incorporated by reference therein and any supplements and amendments thereto as you may reasonably request.

(b) Before amending or supplementing the Preliminary Memorandum, the Time of Sale Memorandum or the Final Memorandum, to furnish to you a copy of each such proposed amendment or supplement and not to use any such proposed amendment or supplement to which you reasonably object.

(c) To furnish to you a copy of each proposed Additional Written Offering Communication to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed Additional Written Offering Communication to which you reasonably object.

(d) If the Time of Sale Memorandum is being used to solicit offers to buy the Securities at a time when the Final Memorandum is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Memorandum in order to make the statements therein, in the light of the circumstances, not misleading, or if, in the opinion of counsel for the Initial Purchasers, it is necessary to amend or supplement the Time of Sale Memorandum to comply with applicable law, forthwith to prepare and furnish, subject to compliance with paragraph (b) above, at its own expense, to the Initial Purchasers and to any dealer upon request, either amendments or supplements to the Time of Sale Memorandum so that the statements in the Time of Sale Memorandum as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Memorandum, as amended or supplemented, will comply with applicable law.

(e) If, during such period after the date hereof and prior to the date on which all of the Securities shall have been sold by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Memorandum in order to make the statements therein, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Initial

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Purchasers, it is necessary to amend or supplement the Final Memorandum to comply with applicable law, forthwith to prepare and furnish, subject to compliance with paragraph (b) above, at its own expense, to the Initial Purchasers, either amendments or supplements to the Final Memorandum so that the statements in the Final Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Memorandum is delivered to a purchaser, be misleading or so that the Final Memorandum, as amended or supplemented, will comply with applicable law.

(f) To endeavor to qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request.

(g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the issuance and sale of the Securities and all other fees or expenses in connection with the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company and any amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the delivering of copies thereof to the Initial Purchasers, in the quantities herein above specified, (ii) all costs and expenses related to the transfer and delivery of the Securities to the Initial Purchasers, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Securities under state securities laws and all expenses in connection with the qualification of the Securities for offer and sale under state securities laws as provided in Section 6(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) any fees charged by rating agencies for the rating of the Securities, (v) the fees and expenses, if any, incurred in connection with the admission of the Securities for trading any appropriate market system, (vi) the costs and charges of the Trustee and any transfer agent, registrar or depositary, (vii) the cost of the preparation, issuance and delivery of the Securities, (viii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other cost and

24

expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8, and the last paragraph of Section 10, the Initial Purchasers will pay all of their costs and expenses, including fees and disbursements of their counsel, transfer taxes payable on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

(h) Neither the Company nor any Affiliate will sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which could be integrated with the sale of the Securities in a manner which would require the registration under the Securities Act of the Securities.

(i) While any of the Securities or the Underlying Securities remain “restricted securities” within the meaning of the Securities Act, to make available, upon request, to any seller of such Securities the information specified in Rule 144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of the Exchange Act.

(j) The Company will reserve and keep available at all times, free of pre-emptive rights, shares of common stock for purposes of enabling the Company to satisfy all obligations to issue the Underlying Securities upon conversion of the Securities. The Company will use its best efforts to cause the Underlying Securities to be listed on the NYSE.

(k) During the period of one year after the Closing Date or any Option Closing Date, if later, the Company will not be, nor will it become, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act.

(l) During the period of six months after the Closing Date or any Option Closing Date, if later, the Company will not, and will not permit any person that is an affiliate (as defined in Rule 144 under the Securities Act) at such time (or has been an affiliate within the three months preceding such time) to, resell any of the Securities or the Underlying Securities which constitute “restricted securities” under Rule 144 that have been reacquired by any of them.

(m) Not to take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(n) The Company shall pay, and shall indemnify and hold the Initial Purchasers harmless against, any stamp, issue, registration, documentary, sales, transfer or other similar taxes or duties imposed under the laws of the Marshall Islands or any political sub-division or taxing authority thereof or therein that is

25

payable in connection with (i) the execution, delivery, consummation or enforcement of this Agreement, (ii) the creation, allotment and issuance of the Securities, (iii) the sale and delivery of the Securities to the Initial Purchasers or purchasers procured by the Initial Purchasers, or (iv) the resale and delivery of the Securities by the Initial Purchasers in the manner contemplated herein.

The Company also agrees that, during a period of 60 days from the date of this Agreement, the Company will not, without the prior written consent of the Representatives, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or lend or otherwise transfer or dispose of, any shares of common stock or any securities convertible into or exercisable or exchangeable for common stock, whether owned as of the date hereof or hereafter acquired or with respect to which such person has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Securities Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of common stock or such other securities, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of common stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of the Securities hereunder to the Initial Purchasers, (b) the conversion of such Securities, (c) the shares of common stock to be sold pursuant to the Concurrent Common Stock Offering, or (d) grants by the Company of stock options, restricted stock units and/or performance share units relating to shares of common stock under the Company’s 2013 Equity Incentive Plan described in the Time of Sale Memorandum and the Final Memorandum, as amended from time to time.

7. Offering of Securities; Restrictions on Transfer. (a) Each Initial Purchaser, severally and not jointly, represents and warrants that such Initial Purchaser is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”). Each Initial Purchaser, severally and not jointly, agrees with the Company that (i) it will not solicit offers for, or offer or sell, such Securities by any General Solicitation or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act, and (ii) it will sell such Securities only to persons that it reasonably believes to be QIBs.

(b) The Company agrees that the Initial Purchasers may provide copies of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum and any other agreements or documents relating thereto (other than any letters delivered by KPMG LLP pursuant to Section 5 hereof), including without limitation, the Indenture, to Xtract Research LLC (“Xtract”), following completion of the offering, for inclusion in an online research service sponsored by Xtract, access to which shall be restricted by Xtract to QIBs.

26

8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Initial Purchaser, the directors, officers, employees, agents and affiliates of each Initial Purchaser and each person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or based on by any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication prepared by or on behalf of, used by, or referred to by the Company, any General Solicitation made by the Company, any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”), the Final Memorandum or any amendment or supplement thereto, or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are arising out of or based on by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use therein.

(b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Initial Purchaser, but only with reference to information relating to such Initial Purchaser furnished to the Company in writing by such Initial Purchaser through you expressly for use in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication set forth in Schedule II hereto, road show, the Final Memorandum or any amendment or supplement thereto. The Initial Purchasers confirm and the Company acknowledges that the statements set forth in the tenth paragraph under the heading “Plan of Distribution” in the Preliminary Memorandum and the Final Memorandum constitute the only information concerning the Initial Purchasers furnished in writing to the Company through the Representatives by or on behalf of the Initial Purchasers specifically for inclusion in the Preliminary Memorandum, the Time of Sale Memorandum, any Additional Written Offering Communication set forth in Schedule II hereto, road show, the Final Memorandum or any amendment or supplement thereto.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the

27

retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) To the extent the indemnification provided for in Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The

28

relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Securities (before deducting expenses) received by the Company and the total discounts and commissions received by the Initial Purchasers bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and of the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Initial Purchasers’ respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of Securities they have purchased hereunder, and not joint.

(e) The Company and the Initial Purchasers agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities resold by it in the initial placement of such Securities were offered to investors exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

(f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, the directors, officers, employees, agents and affiliates of any Initial Purchaser and any person who controls any Initial Purchaser within the meaning of either the Securities Act or the Exchange Act or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Securities.

29

9. Termination. The Initial Purchasers may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade or other relevant exchanges, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States or other relevant jurisdiction shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State or relevant foreign country authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets, or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Securities on the terms and in the manner contemplated in the Time of Sale Memorandum or the Final Memorandum.

10. Effectiveness; Defaulting Initial Purchasers. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If, on the Closing Date, or an Option Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of Securities to be purchased on such date, the other Initial Purchasers shall be obligated severally in the proportions that the principal amount of Firm Securities set forth opposite their respective names in Schedule I bears to the aggregate principal amount of Firm Securities set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as you may specify, to purchase the Securities which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Securities that any Initial Purchaser has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of Securities without the written consent of such Initial Purchaser. If, on the Closing Date any Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Firm Securities which it or they have agreed to purchase hereunder on such date and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Firm Securities to be purchased on such date, and arrangements satisfactory to you and the Company for the purchase of such Firm Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser or of the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Time of Sale Memorandum, the Final Memorandum or in any other documents or arrangements may be effected. If, on an Option Closing Date, any

30

Initial Purchaser or Initial Purchasers shall fail or refuse to purchase Additional Securities and the aggregate principal amount of Additional Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Additional Securities to be purchased on such Option Closing Date, the non-defaulting Initial Purchasers shall have the option to (a) terminate their obligation hereunder to purchase the Additional Securities to be sold on such Option Closing Date or (b) purchase not less than the principal amount of Additional Securities that such non-defaulting Initial Purchasers would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

If this Agreement shall be terminated by the Initial Purchasers, or any of them, because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, because of any termination pursuant to Section 9 hereof or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Initial Purchasers or such Initial Purchasers as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Initial Purchasers in connection with this Agreement or the offering contemplated hereunder.

11. Entire Agreement. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Securities, represents the entire agreement between the Company and the Initial Purchasers with respect to the preparation of the Preliminary Memorandum, the Time of Sale Memorandum, the Final Memorandum, the conduct of the offering, and the purchase and sale of the Securities.

(b) The Company acknowledges that in connection with the offering of the Securities: (i) the Initial Purchasers have acted at arms’ length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Initial Purchasers owe the Company only those duties and obligations set forth in this Agreement and prior written agreements (to the extent not superseded by this Agreement) if any, and (iii) the Initial Purchasers may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Initial Purchasers arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

13. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

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14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

15. Notices. All communications hereunder shall be in writing and effective only upon receipt and if to the Initial Purchasers shall be delivered, mailed or sent to Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Convertible Debt Syndicate Desk, with a copy to the Legal Department and J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179; and if to the Company shall be delivered, mailed or sent to Teekay Corporation, 4th Floor, Belvedere Building, 69 Pitts Bay Road, Hamilton, HM 08, Bermuda, Attn. Corporate Secretary (fax no. 441-292-3931) with a copy to Perkins Coie LLP, 1120 N.W. Couch Street, 10th Floor, Portland, Oregon 97209-4128, Attn: David Matheson (fax no. 503-346-2008).

16. Judicial Proceedings.

(a) The Company irrevocably (i) agrees that any legal suit, action or proceeding against the Company arising out of or based upon this Agreement, the transactions contemplated hereby or alleged violations of the securities laws of the United States or any state in the United States may be instituted in any New York court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding in any New York court and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company has appointed Puglisi & Associates, as its authorized agent (the “Authorized Agent”), upon whom process may be served in any such action arising out of or based on this Agreement, the transactions contemplated hereby or any alleged violation of the securities laws of the United States or any state in the United States which may be instituted in any New York court, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

(b) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Initial Purchasers could purchase United States dollars with such other currency in the City of New York on the business day proceeding that on which final judgment is given. The obligations of the Company in respect of any sum due from it to the Initial Purchasers shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by the Initial Purchasers of any sum adjudged to be so due in such other currency, on which

32

(and only to the extent that) the Initial Purchasers may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to the Initial Purchasers hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, that the party responsible for such judgment shall indemnify the Initial Purchasers against such loss. If the United States dollars so purchased are greater than the sum originally due to the Initial Purchasers hereunder, the Initial Pruchasers agree to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to the Initial Purchasers hereunder.

(c) To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

17. Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Initial Purchasers are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Initial Purchasers to properly identify their respective clients.

18. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company or any of the officers, directors, employees, agents, affiliates or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of Sections 6(g), 8 and 10 hereof shall survive the termination or cancellation of this Agreement.

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Very truly yours,

Teekay Corporation

By:	/s/ Kenneth Hvid
Name: Kenneth Hvid
Title: President & CEO

Accepted as of the date hereof

Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

Acting severally on behalf of themselves and the

several Initial Purchasers named in

Schedule I hereto.

By:	Morgan Stanley & Co. LLC

By:	/s/ Charles Leisure
Name: Charles Leisure
Title: Vice President

By:	J.P. Morgan Securities LLC

By:	/s/ Kevin Cheng
Name: Kevin Cheng
Title: Vice President

SCHEDULE I

Initial Purchaser	Principal Amount of Firm Securities to be Purchased
Morgan Stanley & Co. LLC	$53,846,000
J.P. Morgan Securities LLC	$53,846,000
Citigroup Global Markets Inc.	$8,654,000
Credit Suisse Securities (USA) LLC	$8,654,000
Total:	$125,000,000

I-1

SCHEDULE II

Permitted Communications

Time of Sale Memorandum

1.	Preliminary Memorandum issued January 23, 2018

2.	Pricing Term Sheet attached hereto as Annex B

Permitted Additional Written Offering Communications

Each electronic “road show” as defined in Rule 433(h) furnished to the Initial Purchasers prior to use that the Initial Purchasers and Company have agreed may be used in connection with the offering of the Securities

Pricing Term Sheet attached hereto as Annex B

II-1

Schedule III-A

TGP OPERATING SUBSIDIARIES

	Company Name	Country

1.	African Spirit L.L.C.	Marshall Islands

2.	Al Areesh Inc.	Marshall Islands

3.	Al Areesh L.L.C.	Marshall Islands

4.	Al Daayen Inc.	Marshall Islands

5.	Al Daayen L.L.C.	Marshall Islands

6.	Al Huwaila Inc.	Marshall Islands

7.	Al Kharsaah Inc.	Marshall Islands

8.	Al Khuwair Inc.	Marshall Islands

9.	Al Marrouna Inc.	Marshall Islands

10.	Al Marrouna L.L.C.	Marshall Islands

11.	Al Shamal Inc.	Marshall Islands

12.	Alexander Spirit L.L.C.	Marshall Islands

13.	Arctic Spirit L.L.C.	Marshall Islands

14.	Asian Spirit L.L.C.	Marshall Islands

15.	Bahrain LNG W.L.L.	Bahrain

16.	Creole Spirit L.L.C.	Marshall Islands

17.	DHJS Hull No. 2007-001 L.L.C.	Marshall Islands

18.	DHJS Hull No. 2007-002 L.L.C.	Marshall Islands

19.	DSME Hull No. 2411 L.L.C.	Marshall Islands

20.	DSME Hull No. 2416 L.L.C.	Marshall Islands

21.	DSME Hull No. 2417 L.L.C.	Marshall Islands

22.	DSME Hull No. 2423 L.L.C.	Marshall Islands

23.	DSME Hull No. 2425 L.L.C.	Marshall Islands

24.	DSME Hull No. 2430 L.L.C.	Marshall Islands

III-A-1

25.	DSME Hull No. 2431 L.L.C.	Marshall Islands

26.	DSME Hull No. 2433 L.L.C.	Marshall Islands

27.	DSME Hull No. 2434 L.L.C.	Marshall Islands

28.	DSME Hull No. 2461 L.L.C.	Marshall Islands

29.	DSME Option Vessel No.1 L.L.C.	Marshall Islands

30.	DSME Option Vessel No.2 L.L.C.	Marshall Islands

31.	DSME Option Vessel No.3 L.L.C.	Marshall Islands

32.	European Spirit L.L.C.	Marshall Islands

33.	Excalibur Shipping Company Limited	Isle of Man

34.	Excelsior B.V.B.A.	Belgium

35.	Exmar Gas Shipping Limited	Hong Kong

36.	Exmar LPG BVBA	Belgium

37.	Exmar Shipping BVBA	Belgium

38.	Good Investment Limited	Hong Kong

39.	H.H.I. Hull No. S856 L.L.C.	Marshall Islands

40.	H.H.I. Hull No. S857 L.L.C.	Marshall Islands

41.	Magellan Spirit ApS	Denmark

42.	MALT LNG Holdings APS	Denmark

43.	Malt LNG Netherlands Holdings B.V.	Netherlands

44.	Malt LNG Transport ApS	Denmark

45.	Malt Singapore Pte Ltd.	Singapore

46.	Membrane Shipping Limited	Marshall Islands

47.	Meridian Spirit ApS	Denmark

48.	Methane Spirit L.L.C.	Marshall Islands

49.	MiNT LNG I, Ltd.	Bahamas

50.	MiNT LNG II, Ltd.	Bahamas

51.	MiNT LNG III, Ltd.	Bahamas

52.	MiNT LNG IV, Ltd.	Bahamas

III-A-2

53.	Nakilat Holdco L.L.C.	Marshall Islands

54.	Naviera Teekay Gas II, S.L.U.	Spain

55.	Naviera Teekay Gas III, S.L.U.	Spain

56.	Naviera Teekay Gas IV, S.L.U.	Spain

57.	Naviera Teekay Gas, S.L.U.	Spain

58.	Oak Spirit L.L.C.	Marshall Islands

59.	Pan Africa LNG Transportation Company Limited	Hong Kong

60.	Pan Americas LNG Transportation Company Limited	Hong Kong

61.	Pan Asia LNG Transportation Company Limited	Hong Kong

62.	Pan Europe LNG Transportation Company Limited	Hong Kong

63.	Polar Spirit L.L.C.	Marshall Islands

64.	SGPC 1 Pte. Ltd.	Singapore

65.	Skaugen Gulf Petchem Carriers B.S.C.	Bahrain

66.	Solaia Shipping L.L.C.	Liberia

67.	Sonoma L.L.C.	Marshall Islands

68.	Taizhou Hull No. WZL 0501 L.L.C.	Marshall Islands

69.	Taizhou Hull No. WZL 0502 L.L.C.	Marshall Islands

70.	Taizhou Hull No. WZL 0503 L.L.C.	Marshall Islands

71.	Tangguh Hiri Finance Limited	United Kingdom

72.	Tangguh Hiri Operating Limited	United Kingdom

73.	Tangguh Sago Finance Limited	United Kingdom

74.	Tangguh Sago Operating Limited	United Kingdom

75.	TC LNG Shipping L.L.C.	Marshall Islands

76.	Teekay BLT Corporation	Marshall Islands

77.	Teekay BLT Finance Corporation	Marshall Islands

78.	Teekay Gas Group Ltd.	Marshall Islands

III-A-3

79.	Teekay II Iberia, S.L.	Spain

80.	Teekay LNG Bahrain Operations L.L.C.	Marshall Islands

81.	Teekay LNG Finance Corp.	Marshall Islands

82.	Teekay LNG Finco L.L.C.	Marshall Islands

83.	Teekay LNG Holdco L.L.C.	Marshall Islands

84.	Teekay LNG Holdings L.P.	United States

85.	Teekay LNG Operating L.L.C.	Marshall Islands

86.	Teekay LNG Project Services L.L.C.	Marshall Islands

87.	Teekay LNG US GP L.L.C.	Marshall Islands

88.	Teekay Luxembourg S.a.r.l.	Luxembourg

89.	Teekay Multigas Malta Limited	Marshall Islands

90.	Teekay Multigas Pool L.L.C.	Marshall Islands

91.	Teekay Nakilat (II) Limited	United Kingdom

92.	Teekay Nakilat (III) Corporation	Marshall Islands

93.	Teekay Nakilat Corporation	Marshall Islands

94.	Teekay Nakilat Holdings (III) Corporation	Marshall Islands

III-A-4

95.	Teekay Nakilat Holdings Corporation	Marshall Islands

96.	Teekay Nakilat Replacement Purchaser L.L.C.	Marshall Islands

97.	Teekay Servicios Maritimos, S.L.	Spain

98.	Teekay Shipping Spain, S.L.	Spain

99.	Teekay Spain, S.L.	Spain

100.	Teekay Tangguh Borrower L.L.C.	Marshall Islands

101.	Teekay Tangguh Holdings Corporation	Marshall Islands

102.	Wilforce L.L.C.	Marshall Islands

103.	Wilpride L.L.C.	Marshall Islands

104.	Zhonghua Hull No. 451 L.L.C.	Marshall Islands

III-A-5

SCHEDULE III-B

TOO OPERATING SUBSIDIARIES

1.	The Partnership directly owns:

(a)	all of the issued and outstanding stock of Teekay Offshore Finance Corp., a Marshall Islands corporation;

(b)	100% of the outstanding stock of Teekay FSO Finance Pty Ltd., an Australian corporation, which directly owns 100% of the outstanding stock of Teekay Australia Offshore Holdings Pty Ltd., an Australian corporation (“TAOH”), which directly owns 100% of the membership interest in Dampier Spirit L.L.C., a Marshall Islands limited liability company (“Dampier Spirit”).

(c)	a 100% membership interest in Varg L.L.C., a Marshall Islands limited liability company (“Varg LLC”), which directly owns (i) a 1% interest in Teekay Offshore European Holdings Cooperatief U.A., a Dutch corporation (“TOEH”), and (ii) 100% of the outstanding stock of Teekay Varg Production Limited;

(d)	a 100% membership interest in Teekay Offshore Holdings;

(e)	a 100% membership interest in Teekay Al Rayyan L.L.C., a Marshall Islands limited liability company; and

(f)	a 0.01% interest in Teekay Piranema Servicos de Petroleo Ltda., a sociedad limitada organized under the laws of Brazil.

2.	Teekay Offshore Holdings directly owns:

(a)	a 100% membership interest in Teekay Shuttle Tankers L.L.C., a Marshall Islands limited liability company (“ShuttleCo”);

(b)	a 100% membership interest in Teekay Hiload LLC, a Marshall Islands limited liability company;

(c)	a 100% membership interest in Gina Krog L.L.C., a Marshall Islands limited liability company;

(d)	100% of the outstanding shares of Gina Krog Offshore Pte. Ltd. , a Singapore corporation, which directly owns 100% of the outstanding stock of Gina Krog AS, a Norwegian corporation;

(e)	a 100% membership interest in Knarr L.L.C., a Marshall Islands limited liability company;

III-B-1

(f)	a 100% membership interest in Clipper L.L.C., a Marshall Islands limited liability company;

(g)	100% of the outstanding stock of Teekay Offshore Group Ltd., a Marshall Islands corporation;

(h)	a 100% membership interest in Pattani Spirit L.L.C., a Marshall Islands limited liability company (“Pattani Spirit”);

(i)	a 100% membership interest in Piranema L.L.C., a Marshall Islands limited liability company;

(j)	a 100% interest in Tiro Sidon L.L.C. , a Marshall Islands limited liability company (“Tiro Sidon”);

(k)	a 100% interest in Voyageur L.L.C., a Marshall Islands limited liability company which directly owns 100% of the shares of Teekay Voyageur Production Limited, a company incorporated under the Companies Act of Scotland;

(l)	a 100% membership interest in the Arendal Spirit L.L.C., a Marshall Islands limited liability company;

(m)	a 100% membership interest in Logitel Offshore Rig II L.L.C., a Marshall Islands limited liability company;

(n)	a 100% membership interest in Logitel Offshore Rig III L.L.C., a Marshall Islands limited liability company;

(o)	a 100% membership interest in Logitel Offshore Rig IV L.L.C., a Marshall Islands limited liability company;

(p)	a 100% membership interest in Siri Holdings L.L.C., a Marshall Islands limited liability company (“Siri Holdings”);

(q)	a 100% membership interest in Logitel Offshore L.L.C., a Marshall Islands limited liability company;

(r)	100% of the outstanding shares of Logitel Offshore Pte. Ltd., a Singapore corporation (“Logitel Pte”);

(s)	100% of the outstanding shares of Logitel Offshore Holdings Pte. Ltd., a Singapore corporation;

(t)	a 100% membership interest in Apollo Spirit L.L.C., a Marshall Islands limited liability company (“Apollo Spirit”);

(u)	a 100% membership interest in Petrojarl I L.L.C., a Marshall Islands limited liability company;

III-B-2

(v)	a 100% membership interest in Teekay Offshore Operating Holdings L.L.C., a Marshall Islands limited liability company, which directly owns a 100% membership interest in Teekay Offshore Chartering L.L.C.; and

(w)	a 99% interest in TOEH.

3.	Logitel Pte directly owns:

(a)	100% of the outstanding shares of Logitel Offshore Rig I Pte. Ltd., a Singapore corporation; and

(b)	100% of the outstanding shares of Logitel Offshore Rig II Pte. Ltd., a Singapore corporation.

4.	ShuttleCo directly owns:

(a)	a 100% membership interest in Samba Spirit L.L.C., a Marshall Islands limited liability company;

(b)	a 100% membership interest in Lambada Spirit. L.L.C., a Marshall Islands limited liability company;

(c)	a 50% membership interest in Navion Gothenburg L.L.C., a Marshall Islands limited liability company (“Navion Gothenburg”);

(d)	a 100% membership interest in Navion Bergen L.L.C., a Marshall Islands limited liability company (“Navion Bergen”);

(e)	a 100% membership interest in Teekay Shuttle Tanker Finance L.L.C., a Marshall Islands limited liability company (“Teekay Shuttle Tankers”);

(f)	a 100% membership interest in the OLP GP, which owns a 0.91% general partner interest in the Operating Company; and

(g)	a 99.09% limited partner interest in the Operating Company.

5.	Teekay Shuttle Tankers directly owns:

(a)	a 100% membership interest in Bossa Nova Spirit L.L.C., a Marshall Islands limited liability company; and

(b)	a 100% membership interest in Sertanejo Spirit L.L.C., a Marshall Islands limited liability company.

III-B-3

6.	The Operating Company directly owns:

(a)	100% of the outstanding stock of Teekay Nordic Holdings Inc., a Marshall Islands corporation (“Nordic Holdings”);

(b)	100% of the outstanding stock of Norsk Teekay Holdings Ltd., a Marshall Islands corporation (“Norsk Holdings”);

(c)	100% of the outstanding shares of Teekay Offshore Operating Pte. Ltd., a Singapore corporation (“TOO Pte”), which directly owns 100% of the outstanding stock of Teekay Navion Offshore Loading Pte. Ltd., a Singapore corporation (“Teekay Navion”);

(d)	a 100% membership interest in Amundsen Spirit L.L.C., a Marshall Islands limited liability company (“Amundsen Spirit”);

(e)	a 100% membership interest in Nansen Spirit L.L.C., a Marshall Islands limited liability company (“Nansen Spirit”);

(f)	a 100% membership interest in Scott Spirit L.L.C., a Marshall Islands limited liability company (“Scott Spirit”); and

(g)	a 100% of membership interest in Peary Spirit L.L.C., a Marshall Islands limited liability company. (“Peary Spirit”).

7.	TOEH directly owns:

(a)	100% of the outstanding stock of Varg Production AS, a Norwegian corporation;

(b)	100% of the outstanding stock of Piranema Production AS, a Norwegian corporation, which directly owns a 99.99% interest in Teekay Piranema Servicios de Petroleo Ltda.;

(c)	100% of the outstanding stock of ALP Maritime Group B.V., a Dutch corporation (“Dutchco”), which directly owns 100% of the outstanding stock of ALP Maritime Services B.V., a Dutchco, ALP Maritime Holding B.V., a Dutchco (“ALP Maritime Holding”), and ALP Ocean Towage Holding B.V., a Dutchco (“ALP Towage Holding”);

(d)	100% of the outstanding stock of Logitel Offshore Holding AS, a Norwegian corporation;

(e)	100% of the outstanding stock of Logitel Offshore Norway AS, a Norwegian corporation;

III-B-4

(f)	100% of the outstanding stock of Petrojarl I Production AS, a Norwegian corporation, which owns a 0.01% interest in Teekay Petrojarl I Servicos de Petroleo Ltda, a sociedad limitada organized under the laws of Brazil;

(g)	a 99.9% interest in Teekay Petrojarl I Servicos de Petroleo Ltda, a sociedad limitada organized under the laws of Brazil;

(h)	100% of the outstanding stock of Teekay Petrojarl Offshore Siri AS, a Norwegian corporation, which directly owns a 1% interest in Teekay Petrojarl Producao Petrolifera do Brasil Ltda., a sociedad limitada organized under the laws of Brazil (“Petrojarl Producao”);

(i)	100% of the outstanding stock of Teekay Knarr AS, a Norwegian corporation;

(j)	100% of the outstanding stock of Teekay Offshore Production Holdings AS, a Norwegian corporation, which directly owns 100% of the outstanding stock of Teekay Petrojarl Production AS, a Norwegian corporation;

(k)	100% of the outstanding stock of Teekay Petrojarl Offshore Crew AS, a Norwegian corporation;

(l)	100% of the stock of Teekay Petrojarl UK Limited, a company organized under the laws of the United Kingdom;

(m)	100% of the outstanding stock of Navion Offshore Loading AS, a Norwegian corporation (“Navion Offshore”);

(n)	100% of the outstanding stock of Teekay Norway HiLoad AS, a Norwegian corporation; and

(o)	a 50% interest in OOG-TK Libra GmbH, a limited liability company registered in the Republic of Austria, which owns a nominal interest in OOG-TK Libra GmbH & Co KG, a limited liability company registered in the Republic of Austria (“OOG-TK Libra”); and

(p)	a 50% interest in OOG-TK Libra.

8.	ALP Maritime Services B.V. directly owns 100% of ALP Maritime Contractors B.V., a Dutchco.

9.	ALP Maritime Holding directly owns:

(a)	100% of the outstanding stock of ALP Defender B.V., a Dutchco;

(b)	100% of the outstanding stock of ALP Keeper B.V., a Dutchco;

III-B-5

(c)	100% of the outstanding stock of ALP Striker B.V., a Dutchco; and

(d)	100% of the outstanding stock of ALP Sweeper B.V., a Dutcho.

10.	ALP Towage Holding directly owns:

(a)	100% of the outstanding stock of ALP Guard B.V., a Dutchco;

(b)	100% of the outstanding stock of ALP Winger B.V., a Dutchco;

(c)	100% of the outstanding stock of ALP Centre B.V., a Dutchco;

(d)	100% of the outstanding stock of ALP Forward B.V., a Dutchco;

(e)	100% of the outstanding stock of ALP Ace B.V., a Dutchco; and

(f)	100% of the outstanding stock of ALP Ippon B.V., a Dutchco.

11.	OOG-TK Libra directly owns:

(a)	a 100% interest in OOG-TK Libra Operator Holdings, Ltd., a company organized under the laws of the Cayman Islands (“OOG-TK Operator”), which directly owns a 0.1% interest in OOG-TK Producao de Petroleao Ltda., a sociedad limitada organized under the laws of Brazil (“OOG-TK Producao”); and

(b)	a 99.9% interest in OOG-TK Producao.

12.	Nordic Holdings directly owns:

(a)	a 50% partnership interest in Partrederiet Stena Ugland Shuttle Tankers III DA, a Norwegian shipping partnership regulated under the Marine Act of 1994 (Norway) (“Stena Natalita”);

(b)	a 50% membership interest in Stena Spirit L.L.C., an Isle of Man limited liability company (“Stena Spirit”);

(c)	a 50% membership interest in Nordic Rio L.L.C., a Marshall Islands limited liability company (“Nordic Rio”);

13.	Apollo Spirit directly owns an 89% membership interest in KS Apollo Spirit, a Norwegian limited partnership (“KS Apollo Spirit”).

14.	Norsk Holdings directly owns 100% of the outstanding stock of Teekay European Holdings S.a.r.l., a Luxembourg corporation (“Luxco”), which directly owns 100% of the outstanding stock of Teekay Netherlands European Holdings B.V., a Dutchco, which directly owns 100% of the outstanding stock of Norsk Teekay AS, a Norwegian corporation (“Norsk Teekay”).

III-B-6

15.	Norsk Teekay directly owns:

(a)	100% of the outstanding stock of Teekay Norway AS, a Norwegian corporation (“Teekay Norway”).

16.	Teekay Norway directly owns:

(a)	100% of the outstanding stock of Ugland Nordic Shipping AS, a Norwegian corporation (“Ugland Nordic”);

(b)	100% of the outstanding stock of Navion Bergen AS, a Norwegian corporation (“Bergen AS”);

(c)	100% of the outstanding stock of Navion Gothenburg AS, a Norwegian corporation (“Gothenburg AS”);

(d)	100% of the outstanding stock of Teekay Grand Banks Shipping AS, a Norwegian corporation, which directly owns 100% of the outstanding stock of Teekay Grand Banks AS, a Norwegian corporation, which directly owns (i) 100% of the outstanding stock of Teekay (Atlantic) Management ULC, a Canadian corporation, and (ii) 100% of the outstanding stock of Teekay (Atlantic) Chartering ULC, a Canadian corporation;

(e)	100% of the outstanding stock of Teekay SHI Hull No. 2241 AS, a Norwegian corporation (“SHI Hull No. 2241”);

(f)	100% of the outstanding stock of Teekay SHI Hull No. 2242 AS, a Norwegian corporation (“SHI Hull No. 2242”);

(g)	100% of the outstanding stock of Teekay SHI Hull No. 2256 AS, a Norwegian corporation (“SHI Hull No. 2256”); and

(h)	100% of the outstanding stock of Teekay SHI Hull No. 2257 AS, a Norwegian corporation (“SHI Hull No. 2257”).

17.	Ugland Nordic directly owns:

(a)	a 50% interest in Partrederiet Stena Ugland Shuttle Tankers II DA, a Norwegian shipping partnership regulated under the Marine Act of 1994 (Norway); and

(b)	a 50% interest in Partrederiet Stena Ugland Shuttle Tankers I DA, a Norwegian shipping partnership regulated under the Marine Act of 1994 (Norway).

III-B-7

18.	Siri Holdings directly owns:

(a)	a 100% membership interest in TPO Siri LLC, a Marshall Islands limited liability company; and

(b)	a 99% interest in Petrojarl Producao.

19.	Tiro Sidon directly owns:

(a)	a 1% partnership interest in Tiro Sidon UK L.L.P., a limited liability partnership incorporated in England and Wales (“Tiro Sidon UK”);

(b)	a 100% membership interest in Tiro Sidon Holdings L.L.C., a Marshall Islands limited liability company, which directly owns a 99% partnership interest in Tiro Sidon UK; and

(c)	a 50% interest in OOG-TKP Oil Services, Ltd., a company organized under the laws of the Cayman Islands.

20.	Tiro Sidon UK directly owns:

(a)	a 50% ownership interest in OOG-TKP FPSO GmbH, a limited liability company registered in the Republic of Austria, which owns a nominal interest in OOG-TKP FPSO GmbH & Co KG, a limited partnership registered in the Republic of Austria (“OOG-TKP FPSO LP”); and

(b)	a 50% partnership interest in OOG-TKP FPSO LP, which directly owns (i) a 99.9% ownership interest in OOG-TKP Producao de Petroleao Ltda., a sociedad limitada organized under the laws of Brazil (“OOG-TKP Producao”), and (ii) 100% of the stock of OOG-TKP Operator Holdings Limited, a company organized under the laws of the Cayman Islands (“OOG-TKP Operator”).

21.	OOG-TKP Operator directly owns 0.1% of OOG-TKP Producao.

22.	Navion Offshore directly owns:

(a)	100% of the outstanding stock of Teekay Shipping Norway AS, a Norwegian corporation, which owns 0.0001% of the outstanding stock of Teekay do Brasil Servicios Maritimos Ltda, a sociedad limitada organized under the laws of Brazil (Teekay do Brasil”);

(b)	100% of the outstanding stock of Teekay Shipping Norway (Marine HR) AS, a Norwegian corporation;

(c)	100% of the outstanding stock of Teekay Offshore Crewing AS, a Norwegian corporation;

III-B-8

(d)	99.9999% of the outstanding stock of Teekay do Brasil; and

(e)	100% of the outstanding stock of Teekay Shipping Partners Holding AS, a Norwegian corporation.

III-B-9

SCHEDULE III-C

TANKERS OPERATING SUBSIDIARIES

	Company Name	Country Name

1.	Americas Spirit L.L.C.	Marshall Islands

2.	Ashkini Spirit L.L.C.	Marshall Islands

3.	Athens Spirit L.L.C.	Marshall Islands

4.	Atlanta Spirit L.L.C.	Marshall Islands

5.	Australian Spirit L.L.C.	Marshall Islands

6.	Axel Spirit L.L.C.	Marshall Islands

7.	Barcelona Spirit L.L.C.	Marshall Islands

8.	Beijing Spirit L.L.C.	Marshall Islands

9.	Dilong Spirit L.L.C.	Marshall Islands

10.	Donegal Spirit L.L.C.	Marshall Islands

11.	Erik Spirit L.L.C.	Marshall Islands

12.	Esther Spirit L.L.C.	Marshall Islands

13.	Everest Spirit Holding L.L.C.	Marshall Islands

14.	Explorer Spirit L.L.C.	Marshall Islands

15.	Freeport Landholdings LLC	United States

16.	Galway Spirit L.L.C.	Marshall Islands

17.	Ganges Spirit LLC	Marshall Islands

18.	Gemini Tankers LLC	United States

19.	Godavari Spirit L.L.C.	Marshall Islands

20.	Halo Fenders L.L.C.	Marshall Islands

21.	Helga Spirit L.L.C.	Marshall Islands

22.	High-Q Investments Limited	Hong Kong

23.	Hugli Spirit L.L.C.	Marshall Islands

24.	Iskmati Spirit L.L.C.	Marshall Islands

III-C-1

25.	Jiaolong Spirit L.L.C.	Marshall Islands

26.	Kanata Spirit Holding L.L.C.	Marshall Islands

27.	Kareela Spirit Holding L.L.C.	Marshall Islands

28.	Kaveri Spirit L.L.C.	Marshall Islands

29.	Kyeema Spirit Holding L.L.C.	Marshall Islands

30.	Limerick Spirit L.L.C.	Marshall Islands

31.	London Spirit L.L.C.	Marshall Islands

32.	Los Angeles Spirit L.L.C.	Marshall Islands

33.	Matterhorn Spirit L.L.C.	Marshall Islands

34.	Montreal Spirit L.L.C.	Marshall Islands

35.	Moscow Spirit L.L.C.	Marshall Islands

36.	Narmada Spirit L.L.C.	Marshall Islands

37.	Navigator Spirit L.L.C.	Marshall Islands

38.	Pinnacle Spirit L.L.C.	Marshall Islands

39.	Rio Spirit L.L.C.	Marshall Islands

40.	Seoul Spirit L.L.C.	Marshall Islands

41.	Shenlong Spirit L.L.C.	Marshall Islands

42.	SPT Marine Transfer Services Ltd.	Bermuda

43.	STX Hull No. S1672 L.L.C.	Marshall Islands

44.	STX Hull No. S1673 L.L.C.	Marshall Islands

45.	STX Hull No. S1674 L.L.C.	Marshall Islands

46.	STX Hull No. S1675 L.L.C.	Marshall Islands

47.	Summit Spirit L.L.C.	Marshall Islands

48.	Sydney Spirit L.L.C.	Marshall Islands

49.	T.I.L. Holdings Limited	Marshall Islands

50.	T.I.L. I L.L.C.	Marshall Islands

51.	T.I.L. II L.L.C.	Marshall Islands

52.	T.I.L. III L.L.C.	Marshall Islands

III-C-2

53.	T.I.L. IV L.L.C.	Marshall Islands

54.	T.I.L. IX L.L.C.	Marshall Islands

55.	T.I.L. V L.L.C.	Marshall Islands

56.	T.I.L. VI L.L.C.	Marshall Islands

57.	T.I.L. VII L.L.C.	Marshall Islands

58.	T.I.L. VIII L.L.C.	Marshall Islands

59.	T.I.L. X L.L.C.	Marshall Islands

60.	T.I.L. XI L.L.C.	Marshall Islands

61.	T.I.L. XII L.L.C.	Marshall Islands

62.	T.I.L. XIII L.L.C.	Marshall Islands

63.	T.I.L. XIV L.L.C.	Marshall Islands

64.	Tanker Investments Ltd.	Marshall Islands

65.	Taurus Tankers L.L.C.	Marshall Islands

66.	Teekay Chartering Limited	Marshall Islands

67.	Teekay Guardian L.L.C.	Marshall Islands

68.	Teekay Marine (Singapore) Pte. Ltd.	Singapore

69.	Teekay Marine Holdings Limited	Marshall Islands

70.	Teekay Marine Ltd	Marshall Islands

71.	Teekay Marine Solutions (Bermuda) Ltd.	Bermuda

72.	Teekay Marine Solutions Inc.	United States

73.	Teekay Marine Solutions Ltd	United Kingdom

74.	Teekay Tanker Operations Ltd.	Marshall Islands

75.	Teekay Tankers Chartering L.L.C.	Marshall Islands

76.	Teekay Tankers Holdings Limited	Marshall Islands

77.	Teekay Tankers HZ Hull No. H-1586 L.L.C.	Marshall Islands

78.	Teekay Tankers HZ Hull No. H-1587 L.L.C.	Marshall Islands

79.	Teekay Tankers HZ Hull No. H-1592 L.L.C.	Marshall Islands

III-C-3

80.	Teekay Tankers HZ Hull No. H-1593 L.L.C.	Marshall Islands

81.	Teekay Tankers TS Hull No. S-1415 L.L.C.	Marshall Islands

82.	Teekay Workboats LLC	United States

83.	Teesta Spirit L.L.C.	Marshall Islands

84.	Tianlong Spirit L.L.C.	Marshall Islands

85.	Tokyo Spirit L.L.C.	Marshall Islands

86.	VLCC A Investment L.L.C.	Marshall Islands

87.	VLCC B Investment L.L.C.	Marshall Islands

88.	Yamuna Spirit L.L.C.	Marshall Islands

89.	Zenith Spirit L.L.C.	Marshall Islands

III-C-4

SCHEDULE III-D

COMPANY OPERATING SUBSIDIARIES

	Company Name	Country

1.	African Spirit L.L.C.	Marshall Islands

2.	Al Areesh Inc.	Marshall Islands

3.	Al Areesh L.L.C.	Marshall Islands

4.	Al Daayen Inc.	Marshall Islands

5.	Al Daayen L.L.C.	Marshall Islands

6.	Al Huwaila Inc.	Marshall Islands

7.	Al Kharsaah Inc.	Marshall Islands

8.	Al Khuwair Inc.	Marshall Islands

9.	Al Marrouna Inc.	Marshall Islands

10.	Al Marrouna L.L.C.	Marshall Islands

11.	Al Shamal Inc.	Marshall Islands

12.	Alexander Spirit L.L.C.	Marshall Islands

13.	Alliance Chartering Pty Limited	Australia

14.	Alliance Tankers L.L.C.	Marshall Islands

15.	ALP Ace B.V.	Netherlands

16.	ALP Centre B.V.	Netherlands

17.	ALP Defender B.V.	Netherlands

18.	ALP Forward B.V.	Netherlands

19.	ALP Guard B.V.	Netherlands

20.	ALP Ippon B.V.	Netherlands

21.	ALP Keeper B.V.	Netherlands

22.	ALP Maritime Contractors B.V.	Netherlands

23.	ALP Maritime Group B.V.	Netherlands

24.	ALP Maritime Holding B.V.	Netherlands

25.	ALP Maritime Services B.V.	Netherlands

26.	ALP Ocean Towage Holding B.V.	Netherlands

27.	ALP Striker B.V.	Netherlands

28.	ALP Sweeper B.V.	Netherlands

29.	ALP Winger B.V.	Netherlands

30.	Alta Shipping, S.A.	Spain

31.	Americas Spirit L.L.C.	Marshall Islands

32.	Amundsen Spirit L.L.C.	Marshall Islands

33.	Apollo Spirit L.L.C.	Marshall Islands

III-D-1

34.	Arctic Spirit L.L.C.	Marshall Islands

35.	Arendal Spirit L.L.C.	Marshall Islands

36.	Ashkini Spirit L.L.C.	Marshall Islands

37.	Asian Spirit L.L.C.	Marshall Islands

38.	Athens Spirit L.L.C.	Marshall Islands

39.	Atlanta Spirit L.L.C.	Marshall Islands

40.	Australian Spirit L.L.C.	Marshall Islands

41.	Australian Tankships Agency Pty Ltd	Australia

42.	Axel Spirit L.L.C.	Marshall Islands

43.	Bahrain LNG W.L.L.	Bahrain

44.	Banff L.L.C.	Marshall Islands

45.	Barcelona Spirit L.L.C.	Marshall Islands

46.	Beijing Spirit L.L.C.	Marshall Islands

47.	Bossa Nova Spirit L.L.C.	Marshall Islands

48.	C VLCC L.L.C.	Marshall Islands

49.	Clipper L.L.C.	Marshall Islands

50.	Conoco Shipping & Marine Development L.L.C.	Marshall Islands

51.	Creole Spirit L.L.C.	Marshall Islands

52.	Dampier Spirit L.L.C.	Marshall Islands

53.	DHJS Hull No. 2007-001 L.L.C.	Marshall Islands

54.	DHJS Hull No. 2007-002 L.L.C.	Marshall Islands

55.	Dilong Spirit L.L.C.	Marshall Islands

56.	Donegal Spirit L.L.C.	Marshall Islands

57.	DSME Hull No. 2411 L.L.C.	Marshall Islands

58.	DSME Hull No. 2416 L.L.C.	Marshall Islands

59.	DSME Hull No. 2417 L.L.C.	Marshall Islands

60.	DSME Hull No. 2423 L.L.C.	Marshall Islands

61.	DSME Hull No. 2425 L.L.C.	Marshall Islands

62.	DSME Hull No. 2430 L.L.C.	Marshall Islands

63.	DSME Hull No. 2431 L.L.C.	Marshall Islands

64.	DSME Hull No. 2433 L.L.C.	Marshall Islands

65.	DSME Hull No. 2434 L.L.C.	Marshall Islands

66.	DSME Hull No. 2461 L.L.C.	Marshall Islands

67.	DSME Option Vessel No.1 L.L.C.	Marshall Islands

68.	DSME Option Vessel No.2 L.L.C.	Marshall Islands

69.	DSME Option Vessel No.3 L.L.C.	Marshall Islands

70.	Erik Spirit L.L.C.	Marshall Islands

71.	Esther Spirit L.L.C.	Marshall Islands

III-D-2

72.	European Spirit L.L.C.	Marshall Islands

73.	Everest Spirit Holding L.L.C.	Marshall Islands

74.	Excelsior B.V.B.A.	Belgium

75.	Exmar Gas Shipping Limited	Hong Kong

76.	Exmar LPG BVBA	Belgium

77.	Exmar Shipping BVBA	Belgium

78.	Explorer Spirit L.L.C.	Marshall Islands

79.	Frame Investment L.L.C.	Marshall Islands

80.	Freeport Landholdings LLC	United States

81.	Galway Spirit L.L.C.	Marshall Islands

82.	Ganges Spirit L.L.C.	Marshall Islands

83.	Gemini Pool L.L.C.	Marshall Islands

84.	Gina Krog AS	Norway

85.	Gina Krog L.L.C.	Marshall Islands

86.	Gina Krog Offshore Pte Ltd	Singapore

87.	Godavari Spirit L.L.C.	Marshall Islands

88.	Golar-Nor (UK) Limited	United Kingdom

89.	Good Investment Limited	Hong Kong

90.	H.H.I. Hull No. S856 L.L.C.	Marshall Islands

91.	H.H.I. Hull No. S857 L.L.C.	Marshall Islands

92.	Halo Fenders L.L.C.	Marshall Islands

93.	Helga Spirit L.L.C.	Marshall Islands

94.	High-Q Investments Limited	Hong Kong

95.	Hugli Spirit L.L.C.	Marshall Islands

96.	Hummingbird Holdings L.L.C.	Marshall Islands

97.	Hummingbird Spirit L.L.C.	Marshall Islands

98.	Ikdam Production SA	France

99.	Iliad International AS	Norway

100.	Iliad International Inc.	Marshall Islands

101.	Iskmati Spirit L.L.C.	Marshall Islands

102.	Jiaolong Spirit L.L.C.	Marshall Islands

103.	Kanata Spirit Holding L.L.C.	Marshall Islands

104.	Kareela Spirit Holding L.L.C.	Marshall Islands

105.	Kaveri Spirit L.L.C.	Marshall Islands

106.	Knarr L.L.C.	Marshall Islands

107.	Krepako Inc.	Marshall Islands

108.	Krepanor AS	Norway

109.	KS Apollo Spirit	Norway

III-D-3

110.	KT Maritime Services (Bayu Undan) Pty Ltd	Australia

111.	KT Maritime Services (Prelude) Pty Ltd	Australia

112.	KT Maritime Services Australia Pty Ltd	Australia

113.	Kyeema Spirit Holding L.L.C.	Marshall Islands

114.	Lambada Spirit L.L.C.	Marshall Islands

115.	Laurel Shipping LLC	Marshall Islands

116.	Limerick Spirit L.L.C.	Marshall Islands

117.	Logitel Offshore Holding AS	Norway

118.	Logitel Offshore Holdings Pte. Ltd.	Singapore

119.	Logitel Offshore L.L.C.	Marshall Islands

120.	Logitel Offshore Norway AS	Norway

121.	Logitel Offshore Pte. Ltd.	Singapore

122.	Logitel Offshore Rig I Pte. Ltd.	Singapore

123.	Logitel Offshore Rig II L.L.C.	Marshall Islands

124.	Logitel Offshore Rig II Pte. Ltd.	Singapore

125.	Logitel Offshore Rig III L.L.C.	Marshall Islands

126.	Logitel Offshore Rig IV L.L.C.	Marshall Islands

127.	London Spirit L.L.C.	Marshall Islands

128.	Los Angeles Spirit L.L.C.	Marshall Islands

129.	Magellan Spirit ApS	Denmark

130.	MALT LNG Holdings APS	Denmark

131.	Malt LNG Netherlands Holdings B.V.	Netherlands

132.	Malt LNG Transport ApS	Denmark

133.	Malt Singapore Pte Ltd.	Singapore

134.	Matterhorn Spirit L.L.C.	Marshall Islands

135.	Membrane Shipping Limited	Marshall Islands

136.	Meridian Spirit ApS	Denmark

137.	Methane Spirit L.L.C.	Marshall Islands

138.	MiNT LNG I, Ltd.	Bahamas

139.	MiNT LNG II, Ltd.	Bahamas

140.	MiNT LNG III, Ltd.	Bahamas

141.	MiNT LNG IV, Ltd.	Bahamas

142.	Montreal Spirit L.L.C.	Marshall Islands

143.	Moscow Spirit L.L.C.	Marshall Islands

144.	Nakilat Holdco L.L.C.	Marshall Islands

145.	Nansen Spirit L.L.C.	Marshall Islands

146.	Narmada Spirit L.L.C.	Marshall Islands

147.	Naviera Teekay Gas II, S.L.U.	Spain

III-D-4

148.	Naviera Teekay Gas III, S.L.U.	Spain

149.	Naviera Teekay Gas IV, S.L.U.	Spain

150.	Naviera Teekay Gas, S.L.U.	Spain

151.	Navigator Spirit L.L.C.	Marshall Islands

152.	Navion Bergen AS	Norway

153.	Navion Bergen L.L.C.	Marshall Islands

154.	Navion Gothenburg AS	Norway

155.	Navion Gothenburg L.L.C.	Marshall Islands

156.	Navion Offshore Loading AS	Norway

157.	Nordic Rio L.L.C.	Marshall Islands

158.	Norsk Teekay AS	Norway

159.	Norsk Teekay Holdings Ltd.	Marshall Islands

160.	Oak Spirit L.L.C.	Marshall Islands

161.	OMI Corporation.	Marshall Islands

162.	OOG TKP FPSO GmbH	Austria

163.	OOG TKP FPSO GMBH & CO KG	Austria

164.	OOGTK Libra GmbH	Austria

165.	OOGTK Libra GmbH & Co KG	Austria

166.	OOGTK Libra Operator Holdings Limited	Cayman Islands

167.	OOGTK LIBRA PRODUCAO DE PETROLEO LTDA	Brazil

168.	OOG-TKP Oil Services Ltd.	Cayman Islands

169.	OOG-TKP Operator Holdings Limited	Cayman Islands

170.	OOG-TKP Producao de Petroleo Ltda	Brazil

171.	Oyster Bay Steamship LLC	United States

172.	Pan Africa LNG Transportation Company Limited	Hong Kong

173.	Pan Americas LNG Transportation Company Limited	Hong Kong

174.	Pan Asia LNG Transportation Company Limited	Hong Kong

175.	Pan Europe LNG Transportation Company Limited	Hong Kong

176.	Partrederiet Stena Ugland Shuttle Tankers I DA	Norway

177.	Partrederiet Stena Ugland Shuttle Tankers II DA	Norway

178.	Partrederiet Stena Ugland Shuttle Tankers III DA	Norway

179.	Partrederiet Teekay Shipping Partners DA	Norway

180.	Pattani Spirit L.L.C.	Marshall Islands

181.	Peary Spirit L.L.C.	Marshall Islands

182.	Petrojarl 4 DA	Norway

183.	Petrojarl I L.L.C.	Marshall Islands

184.	Petrojarl I Production AS	Norway

185.	Petrotrans Holdings Limited	Bermuda

III-D-5

186.	Pinnacle Spirit L.L.C.	Marshall Islands

187.	Piranema L.L.C.	Marshall Islands

188.	Piranema Production AS	Norway

189.	Polar Spirit L.L.C.	Marshall Islands

190.	Polarc L.L.C.	Marshall Islands

191.	Remora AS	Norway

192.	Remora Hiload Dp No. 1 AS	Norway

193.	Remora Hiload Dp Technology AS	Norway

194.	Remora Hiload Mv AS	Norway

195.	Remora Marine Service AS	Norway

196.	Remora Shipping Ltd	Norway

197.	Rio Spirit L.L.C.	Marshall Islands

198.	Samba Spirit L.L.C.	Marshall Islands

199.	Scott Spirit L.L.C.	Marshall Islands

200.	Seoul Spirit L.L.C.	Marshall Islands

201.	Sertanejo Spirit L.L.C.	Marshall Islands

202.	Sevan Marine ASA	Norway

203.	SGPC I Pte Ltd.	Singapore

204.	Shenlong Spirit L.L.C.	Marshall Islands

205.	Siri Holdings L.L.C.	Marshall Islands

206.	Skaugen Gulf Petchem Carriers B.S.C.	Bahrain

207.	Solaia Shipping L.L.C.	Liberia

208.	Sonoma L.L.C.	Marshall Islands

209.	SPT Ltd.	Bermuda

210.	SPT Marine Transfer Services Ltd.	Bermuda

211.	Stena Spirit L.L.C.	Isle of Man

212.	STX Hull No. S1672 L.L.C.	Marshall Islands

213.	STX Hull No. S1673 L.L.C.	Marshall Islands

214.	STX Hull No. S1674 L.L.C.	Marshall Islands

215.	STX Hull No. S1675 L.L.C.	Marshall Islands

216.	Summit Spirit L.L.C.	Marshall Islands

217.	Sydney Spirit L.L.C.	Marshall Islands

218.	T.I.L. Holdings Limited	Marshall Islands

219.	T.I.L. I L.L.C.	Marshall Islands

220.	T.I.L. II L.L.C.	Marshall Islands

221.	T.I.L. III L.L.C.	Marshall Islands

222.	T.I.L. IV L.L.C.	Marshall Islands

223.	T.I.L. IX L.L.C.	Marshall Islands

III-D-6

224.	T.I.L. V L.L.C.	Marshall Islands

225.	T.I.L. VI L.L.C.	Marshall Islands

226.	T.I.L. VII L.L.C.	Marshall Islands

227.	T.I.L. VIII L.L.C.	Marshall Islands

228.	T.I.L. X L.L.C.	Marshall Islands

229.	T.I.L. XI L.L.C.	Marshall Islands

230.	T.I.L. XII L.L.C.	Marshall Islands

231.	T.I.L. XIII L.L.C.	Marshall Islands

232.	T.I.L. XIV L.L.C.	Marshall Islands

233.	Taizhou Hull No. WZL 0501 L.L.C.	Marshall Islands

234.	Taizhou Hull No. WZL 0502 L.L.C.	Marshall Islands

235.	Taizhou Hull No. WZL 0503 L.L.C.	Marshall Islands

236.	Tangguh Hiri Finance Limited	United Kingdom

237.	Tangguh Hiri Operating Limited	United Kingdom

238.	Tangguh Sago Finance Limited	United Kingdom

239.	Tangguh Sago Operating Limited	United Kingdom

240.	Tanker Investments Ltd.	Marshall Islands

241.	Taurus Tankers L.L.C.	Marshall Islands

242.	TC LNG Shipping L.L.C.	Marshall Islands

243.	Teekay (Atlantic) Chartering ULC	Canada

244.	Teekay (Atlantic) Management ULC	Canada

245.	Teekay Acquisition Holdings L.L.C.	Marshall Islands

246.	Teekay Al Rayyan L.L.C.	Marshall Islands

247.	Teekay Australia Offshore Holdings Pty Ltd.	Australia

248.	Teekay BLT Corporation	Marshall Islands

249.	Teekay BLT Finance Corporation	Marshall Islands

250.	Teekay Bulkers Investments Ltd.	Marshall Islands

251.	Teekay Bulkers Management Services Ltd	Marshall Islands

252.	Teekay Business Process Services, Inc.	Philippines

253.	Teekay Chartering Limited	Marshall Islands

254.	Teekay Crewing Services Pty Ltd	Australia

255.	Teekay Cyprus Limited	Cyprus

256.	Teekay Delaware Chartering Services L.L.C.	United States

257.	Teekay do Brasil Servicos Maritimos Ltda	Brazil

258.	Teekay European Holdings, S.a.r.l.	Luxembourg

259.	Teekay Finance Limited	Bermuda

260.	Teekay FSO Finance Pty Ltd.	Australia

261.	Teekay Gas Group Ltd.	Marshall Islands

III-D-7

262.	Teekay GP L.L.C.	Marshall Islands

263.	Teekay Grand Banks AS	Norway

264.	Teekay Grand Banks Shipping AS	Norway

265.	Teekay Guardian L.L.C.	Marshall Islands

266.	Teekay Hiload L.L.C.	Marshall Islands

267.	Teekay Holdings Australia Pty Ltd.	Australia

268.	Teekay Holdings Limited	Bermuda

269.	Teekay Hummingbird Production Limited	United Kingdom

270.	Teekay II Iberia, S.L.	Spain

271.	Teekay International Ship Chartering Services Inc. (IBC)	Barbados

272.	Teekay Knarr AS	Norway

273.	Teekay Lightering Services LLC	Marshall Islands

274.	Teekay LNG Bahrain Operations L.L.C.	Marshall Islands

275.	Teekay LNG Finance Corp.	Marshall Islands

276.	Teekay LNG Finco L.L.C.	Marshall Islands

277.	Teekay LNG Holdco L.L.C.	Marshall Islands

278.	Teekay LNG Holdings L.P.	United States

279.	Teekay LNG Operating L.L.C.	Marshall Islands

280.	Teekay LNG Partners L.P.	Marshall Islands

281.	Teekay LNG Project Services L.L.C.	Marshall Islands

282.	Teekay LNG US GP L.L.C.	Marshall Islands

283.	Teekay Luxembourg S.a.r.l.	Luxembourg

284.	Teekay Marine (Singapore) Pte. Ltd.	Singapore

285.	Teekay Marine Holdings Limited	Marshall Islands

286.	Teekay Marine Ltd	Marshall Islands

287.	Teekay Marine Pty Ltd.	Australia

288.	Teekay Marine Services (Shanghai) Co., Ltd.	China

289.	Teekay Marine Solutions (Bermuda) Ltd.	Bermuda

290.	Teekay Marine Solutions Inc.	United States

291.	Teekay Marine Solutions Ltd	United Kingdom

292.	Teekay Multigas Malta Limited	Malta

293.	Teekay Multigas Pool L.L.C.	Marshall Islands

294.	Teekay Nakilat (II) Limited	United Kingdom

295.	Teekay Nakilat (III) Corporation	Marshall Islands

296.	Teekay Nakilat Corporation	Marshall Islands

297.	Teekay Nakilat Holdings (III) Corporation	Marshall Islands

298.	Teekay Nakilat Holdings Corporation	Marshall Islands

299.	Teekay Nakilat Replacement Purchaser L.L.C.	Marshall Islands

III-D-8

300.	Teekay Navion Offshore Loading Pte. Ltd.	Singapore

301.	Teekay Netherlands European Holdings B.V.	Netherlands

302.	Teekay Nordic Holdings Incorporated	Marshall Islands

303.	Teekay Norway (Marine HR) AS	Norway

304.	Teekay Norway AS	Norway

305.	Teekay Norway Hiload AS	Norway

306.	Teekay Offshore Chartering L.L.C.	Marshall Islands

307.	Teekay Offshore Crewing AS	Norway

308.	Teekay Offshore European Holdings Cooperatief U.A.	Netherlands

309.	Teekay Offshore Finance Corp.	Marshall Islands

310.	Teekay Offshore GP L.L.C.	Marshall Islands

311.	Teekay Offshore Group Ltd.	Marshall Islands

312.	Teekay Offshore Holdings L.L.C.	Marshall Islands

313.	Teekay Offshore Operating GP L.L.C.	Marshall Islands

314.	Teekay Offshore Operating Holdings L.L.C.	Marshall Islands

315.	Teekay Offshore Operating L.P.	Marshall Islands

316.	Teekay Offshore Operating Pte. Ltd.	Singapore

317.	Teekay Offshore Partners L.P.	Marshall Islands

318.	Teekay Offshore Production Holdings AS	Norway

319.	Teekay Petrojarl Crewing Services Pte.Ltd.	Singapore

320.	Teekay Petrojarl Floating Production UK Ltd.	United Kingdom

321.	Teekay Petrojarl I Servicos de Petroleo Ltda	Brazil

322.	Teekay Petrojarl Offshore Crew AS	Norway

323.	Teekay Petrojarl Offshore L.L.C.	Marshall Islands

324.	Teekay Petrojarl Offshore Siri AS	Norway

325.	Teekay Petrojarl Producao Petrolifera do Brasil Ltda.	Brazil

326.	Teekay Petrojarl Production AS	Norway

327.	Teekay Petrojarl UK Limited	United Kingdom

328.	Teekay Piranema Servicos de Petroleo Ltda	Brazil

329.	Teekay Service Holdings Cooperatief U.A.	Netherlands

330.	Teekay Servicios Maritimos, S.L.	Spain

331.	Teekay SHI Hull No 2241 AS	Norway

332.	Teekay SHI Hull No 2242 AS	Norway

333.	Teekay SHI Hull No 2256 AS	Norway

334.	Teekay SHI Hull No 2257 AS	Norway

335.	Teekay Shipbuilding Supervision Services LLC	Marshall Islands

336.	Teekay Shipping (Australia) Pty Ltd	Australia

337.	Teekay Shipping (Barbados) Ltd.	Barbados

III-D-9

338.	Teekay Shipping (Canada) Ltd.	Canada

339.	Teekay Shipping (Glasgow) Limited	United Kingdom

340.	Teekay Shipping (India) Pvt. Ltd.	India

341.	Teekay Shipping (Singapore) Pte Ltd	Singapore

342.	Teekay Shipping (UK) Limited	United Kingdom

343.	Teekay Shipping (USA), Inc.	United States

344.	Teekay Shipping Limited	Bermuda

345.	Teekay Shipping Nominees Pty Ltd.	Australia

346.	Teekay Shipping Norway AS	Norway

347.	Teekay Shipping Partners Holding AS	Norway

348.	Teekay Shipping Philippines, Inc.	Philippines

349.	Teekay Shipping Services, Inc.	Liberia

350.	Teekay Shipping Spain, S.L.	Spain

351.	Teekay Shuttle Tanker Finance L.L.C.	Marshall Islands

352.	Teekay Shuttle Tankers L.L.C.	Marshall Islands

353.	Teekay Spain, S.L.	Spain

354.	Teekay Tangguh Borrower L.L.C.	Marshall Islands

355.	Teekay Tangguh Holdings Corporation	Marshall Islands

356.	Teekay Tanker Operations Ltd.	Marshall Islands

357.	Teekay Tankers Chartering L.L.C.	Marshall Islands

358.	Teekay Tankers Holdings Limited	Marshall Islands

359.	Teekay Tankers HZ Hull No. H-1586 L.L.C.	Marshall Islands

360.	Teekay Tankers HZ Hull No. H-1587 L.L.C.	Marshall Islands

361.	Teekay Tankers HZ Hull No. H-1592 L.L.C.	Marshall Islands

362.	Teekay Tankers HZ Hull No. H-1593 L.L.C.	Marshall Islands

363.	Teekay Tankers Ltd.	Marshall Islands

364.	Teekay Tankers Management Services Ltd.	Marshall Islands

365.	Teekay Tankers TS Hull No. S-1415 L.L.C.	Marshall Islands

366.	Teekay Transport, Inc.	Liberia

367.	Teekay Varg Production Limited	United Kingdom

368.	Teekay Voyageur Production Limited	United Kingdom

369.	Teekay Workboats LLC	United States

370.	Teesta Spirit L.L.C.	Marshall Islands

371.	Tianlong Spirit L.L.C.	Marshall Islands

372.	Tiro Sidon Holdings L.L.C.	Marshall Islands

373.	Tiro Sidon L.L.C.	Marshall Islands

374.	Tiro Sidon UK LLP	United Kingdom

375.	Tokyo Spirit L.L.C.	Marshall Islands

III-D-10

376.	TPO Investments AS	Norway

377.	TPO Investments Inc.	Marshall Islands

378.	TPO Siri L.L.C.	Marshall Islands

379.	Ugland Nordic Shipping AS	Norway

380.	Ugland Stena Storage AS	Norway

381.	Varg L.L.C.	Marshall Islands

382.	Varg Production AS	Norway

383.	VLCC A Investment L.L.C.	Marshall Islands

384.	VLCC B Investment L.L.C.	Marshall Islands

385.	VLCC C Investment L.L.C.	Marshall Islands

386.	Voyageur L.L.C.	Marshall Islands

387.	VSSI Guaranty L.L.C.	United States

388.	Wilforce L.L.C.	Marshall Islands

389.	Wilpride L.L.C.	Marshall Islands

390.	Yamuna Spirit L.L.C.	Marshall Islands

391.	Zenith Spirit L.L.C.	Marshall Islands

392.	Zhonghua Hull No. 451 L.L.C.	Marshall Islands

III-D-11

SCHEDULE IV

LIST OF PARTIES TO EXECUTE LOCK-UP LETTERS

C. Sean Day

Peter S. Janson

Rudolph Krediet

Eileen A. Mercier

Bjorn Moller

Tore I. Sandvold

David Schellenberg

Alan Semple

Heidi Locke Simon

Bill Utt

Kenneth Hvid

Arthur Bensler

William Hung

Mark Kremin

Vincent Lok

Kevin Mackay

Ingvild Saether

Resolute Investments, Ltd.

IV-1

ANNEX A

TEEKAY CORPORATION

LIST OF VESSELS AND OWNERS

TEEKAY CORPORATION. - FLEET LIST

Fixed-Rate Floating Production Storage Offtake Vessels - Owned	Percent Ownership	Flag	Year Built
Petrojarl Foinaven	100%	Bahamas	1998
Petrojarl Banff	100%	Isle of Man	1998
Hummingbird Spirit	100%	Bahamas	2007

TEEKAY OFFSHORE PARTNERS L.P. - FLEET LIST

Fixed-Rate Shuttle Tankers - Owned	Percent Ownership	Flag	Year Built
Navion Britannia	100%	Bahamas	1998
Navion Scandia	100%	Bahamas	1998
Stena Alexita*	50%	Bahamas	1998
Navion Hispania	100%	Canada	1999
Navion Oceania	100%	Bahamas	1999
Navion Anglia	100%	Bahamas	1999
Stena Sirita*	50%	Bahamas	1999
Navion Bergen	100%	Bahamas	2000
Navion Oslo	100%	Bahamas	2001
Stena Natalita*	50%	Bahamas	2001
Stena Spirit*	50%	Bahamas	2001
Nordic Spirit	100%	Bahamas	2001
Petronordic	100%	Bahamas	2002
Petroatlantic	100%	Bahamas	2003
Navion Stavanger	100%	Bahamas	2003
Nordic Rio*	50%	Bahamas	2004
Nordic Brasilia	100%	Bahamas	2004
Navion Gothenburg*	50%	Bahamas	2006
Amundsen Spirit	100%	Bahamas	2010
Nansen Spirit	100%	Bahamas	2010
Peary Spirit	100%	Bahamas	2011
Scott Spirit	100%	Bahamas	2011
Samba Spirit	100%	Bahamas	2013
Lambada Spirit	100%	Bahamas	2013
Bossa Nova Spirit	100%	Bahamas	2013
Sertanejo Spirit	100%	Bahamas	2013
Beothuk Spirit	100%	Canada	2017
Norse Spirit	100%	Canada	2017

(* 50% owned through joint ventures)
(** 67% owned through a joint venture)

Fixed-Rate Shuttle Tankers - In-chartered	Percent Ownership	Flag	Year Built
Grena Knutsen	*	Bahamas	2003
Jasmine Knutsen	*	Canada	2005
Heather Knutsen	*	Canada	2005

Fixed-Rate Shuttle Tankers - On Order	Percent Ownership	Flag	Year Built
EC Canada NB Hull 2186	100%		2018
E-Shuttle NB Hull 2241	100%		2019
E-Shuttle NB Hull 2242	100%		2020
E-Shuttle NB Hull 2256	100%		2020
E-Shuttle NB Hull 2257	100%		2020

HiLoad Dynamic Positioning Unit - Owned	Percent Ownership	Flag	Year Built
HiLoad DP No. 1	100%	Cyprus	2010

Conventional Tankers - In-Chartered	Percent Ownership	Flag	Year Built
Blue Power	*	Liberia	2003
Blue Pride	*	Liberia	2004

Fixed-Rate Floating Storage Offtake Vessels (FSO) - Owned	Percent Ownership	Flag	Year Built
Apollo Spirit	89%	Liberia	1978
Dampier Spirit	100%	Bahamas	1987
Pattani Spirit	100%	Bahamas	1988
Falcon Spirit	100%	Bahamas	1986
Suksan Salamander	100%	Bahamas	1993
Randgrid	100%	Bahamas	1995

Fixed-Rate Floating Production Storage Offtake Vessels - Owned	Percent Ownership	Flag	Year Built
Petrojarl Cidade de Rio das Ostras	100%	Bahamas	1981
Petrojarl I	100%	Bahamas	1986
Petrojarl Varg	100%	Bahamas	1998
Piranema Spirit	100%	Bahamas	2007
Voyageur Spirit	100%	Bahamas	2008
FPSO Cidade de Itajai	50%	Bahamas	2012
Petrojarl Knarr	100%	Bahamas	2014
FPSO Pioneiro De Libra	50%	Panama	1995

Unit for Maintenance and Safety - Owned	Percent Ownership	Flag	Year Built
Arendal Spirit	100%	Bahamas	2015

Long Distance Towing and Anchor Handling Vessels - Owned	Percent Ownership	Flag	Year Built
ALP Ace	100%	Netherlands	2006
ALP Winger	100%	Netherlands	2007
ALP Ippon	100%	Netherlands	2007
ALP Forward	100%	Netherlands	2008
ALP Guard	100%	Netherlands	2009
ALP Centre	100%	Netherlands	2010
ALP Striker	100%	Netherlands	2016
ALP Defender	100%	Netherlands	2017
ALP Sweeper	100%	Netherlands	2017

Long Distance Towing and Anchor Handling Vessels - On Order	Percent Ownership	Flag	Year Built
Niigata Hull N-0084	100%		2018

TEEKAY LNG PARTNERS L.P. - FLEET LIST

Fixed-Rate LNG Carriers	Percent Ownership	Flag	Year Built
Arctic Spirit	100%	Bahamas	1993
Polar Spirit	100%	Bahamas	1993
Excalibur	50%	Belgium	2002
Hispania Spirit	100%	Spain	2002
Catalunya Spirit	100%	Spain	2003
Galicia Spirit	100%	Spain	2004
Madrid Spirit	100%	Spain	2004
Excelsior	50%	Belgium	2005
Al Marrouna	70%	Bahamas	2006
Al Areesh	70%	Bahamas	2007
Al Daayen	70%	Bahamas	2007
Methane Spirit	52%	Singapore	2008
Marib Spirit	52%	Marshall Islands	2008
Arwa Spirit	52%	Marshall Islands	2008
Tangguh Hiri	70%	Bahamas	2008
Al Huwaila	40%	Bahamas	2008
Al Kharsaah	40%	Bahamas	2008
Al Shamal	40%	Bahamas	2008
Al Khuwair	40%	Bahamas	2008
Magellan Spirit	52%	Danish Int’l Reg.	2009
Tangguh Sago	70%	Bahamas	2009
Woodside Donaldson	52%	Singapore	2009
Meridian Spirit	52%	Danish Int’l Reg.	2010

Soyo	33%	Bahamas	2011
Malanje	33%	Bahamas	2011
Lobito	33%	Bahamas	2011
Cubal	33%	Bahamas	2012
Wilforce	100%	Norwegian Int’l Reg.	2013
Wilpride	100%	Norwegian Int’l Reg.	2013
Creole Spirit	100%	Bahamas	2016
Oak Spirit	100%	Bahamas	2016
Torben Spirit	100%	Bahamas	2017
Pan Asia	30%	Hong Kong	2017
Macoma	100%	Bahamas	2017
Murex	100%	Bahamas	2017

Fixed-Rate LNG Carrier Newbuildings	Percent Ownership	Flag	Year Built
MEGI LNG - Hull 2453	100%		2018
MEGI LNG - Hull 2454	100%		2018
MEGI LNG - Hull 2455	100%		2018
MEGI LNG - Hull 2461	100%		2018
Hudong Zhonghua LNG - Hull 1664	30%		2018
Hudong Zhonghua LNG - Hull 1665	20%		2018
Hudong Zhonghua LNG - Hull 1666	20%		2019
ARC7 Icebreaker LNG - Hull 2423	50%		2018
ARC7 Icebreaker LNG - Hull 2425	50%		2018
ARC7 Icebreaker LNG - Hull 2430	50%		2019
ARC7 Icebreaker LNG - Hull 2431	50%		2019
ARC7 Icebreaker LNG - Hull 2433	50%		2020
ARC7 Icebreaker LNG - Hull 2434	50%		2020
MEGI LNG - Hull S856	100%		2019
MEGI LNG - Hull S857	100%		2019

LPG Carrier - Owned	Percent Ownership	Flag	Year Built
Courcheville	50%	Belgium	1989
Temse	50%	Belgium	1995
Touraine	50%	Hong Kong	1996
Brussels	50%	Belgium	1997
Eupen	50%	Belgium	1999
Bastogne	50%	Belgium	2002
Norgas Napa	100%	Singapore	2003
Norgas Sonoma	100%	Singapore	2003
Libramont	50%	Belgium	2006
Sombeke	50%	Belgium	2006
Norgas Pan	100%	Singapore	2009
Norgas Cathinka	100%	Singapore	2009
Norgas Camilla	100%	Singapore	2011

Norgas Unikum	100%	Singapore	2011
Vision Spirit	100%	Singapore	2011
Waasmuntster	50%	Belgium	2014
Warinsart	50%	Belgium	2014
Waregem	50%	Belgium	2014
Warisoulx	50%	Belgium	2015
Kaprijke	50%	Belgium	2015
Knokke	50%	Belgium	2016
Kontich	50%	Belgium	2016
Kortrijk	50%	Belgium	2016
Kallo	50%	Belgium	2017
Kruibeke	50%	Belgium	2017

LPG Carrier - In-chartered	Percent Ownership	Flag	Year Built
Antwerpen	*	Hong Kong	2005
BW Tokyo	*	Singapore	2009

LPG Carrier - Newbuildings	Percent Ownership	Flag	Year Built
HHIC Hull P0135	50%	Belgium	2018
HHIC Hull P0136	50%	Belgium	2018
Hyundai HI Hull 2884	50%	Belgium	2018

Fixed-rate Conventional Tankers - Owned	Percent Ownership	Flag	Year Built
African Spirit	100%	Bahamas	2003
European Spirit	100%	Bahamas	2003
Teide Spirit	*	Spain	2004
Toledo Spirit	*	Spain	2005

Fixed-rate Product Tankers - Owned	Percent Ownership	Flag	Year Built
Alexander Spirit	100%	Bahamas	2007

TEEKAY TANKERS LTD. - FLEET LIST

Conventional Tankers - Owned	Percent Ownership	Flag	Year Built
Product Tanker
Donegal Spirit	100%	Bahamas	2006
Galway Spirit	100%	Bahamas	2007
Limerick Spirit	100%	Bahamas	2007
Seletar Spirit	100%	Bahamas	2010
Sebarok Spirit	100%	Bahamas	2011
Luzon Spirit	100%	Bahamas	2011
Leyte Spirit	100%	Bahamas	2011

Hovden Spirit	100%	Marshall Islands	2012
Trysil Spirit	100%	Marshall Islands	2012
Aframax
Americas Spirit	100%	Bahamas	2003
Australian Spirit	100%	Bahamas	2004
Everest Spirit	100%	Bahamas	2004
Axel Spirit	100%	Bahamas	2004
Esther Spirit	100%	Bahamas	2004
Matterhorn Spirit	100%	Bahamas	2005
Helga Spirit	100%	Bahamas	2005
Erik Spirit	100%	Bahamas	2005
SPT Explorer	100%	Bahamas	2008
Navigator Spirit	100%	Bahamas	2008
Yamato Spirit	100%	Bahamas	2008
Tarbet Spirit	100%	Bahamas	2009
Emerald Spirit	100%	Bahamas	2009
Garibaldi Spirit	100%	Bahamas	2009
Whistler Spirit	100%	Bahamas	2010
Blackcomb Spirit	100%	Bahamas	2010
Peak Spirit	100%	Hong Kong	2011
Suezmax
Narmada Spirit	100%	Malta	2003
Ashkini Spirit	100%	Bahamas	2003
Iskmati Spirit	100%	Bahamas	2003
Kaveri Spirit	100%	Bahamas	2004
Godavari Spirit	100%	Malta	2004
Seoul Spirit	100%	Bahamas	2005
Montreal Spirit	100%	Bahamas	2006
Tokyo Spirit	100%	Bahamas	2006
Los Angeles Spirit	100%	Bahamas	2007
Pinnacle Spirit	100%	Bahamas	2008
Summit Spirit	100%	Bahamas	2008
Zenith Spirit	100%	Bahamas	2009
Tianlong Spirit	100%	Bahamas	2009
Jiaolong Spirit	100%	Bahamas	2009
Shenlong Spirit	100%	Bahamas	2009
Dilong Spirit	100%	Bahamas	2009
Baker Spirit	100%	Bahamas	2009
Cascade Spirit	100%	Bahamas	2009
Aspen Spirit	100%	Bahamas	2009
Vail Spirit	100%	Bahamas	2009
Copper Spirit	100%	Bahamas	2010
Tahoe Spirit	100%	Bahamas	2010
Beijing Spirit	100%	Bahamas	2010
Moscow Spirit	100%	Bahamas	2010
Atlanta Spirit	100%	Bahamas	2011
London Spirit	100%	Bahamas	2011
Barcelona Spirit	100%	Bahamas	2011
Athens Spirit	100%	Bahamas	2012
Sydney Spirit	100%	Bahamas	2012

Rio Spirit	100%	Bahamas	2013
VLCC
Hong Kong Spirit	50%	Hong Kong	2013

Conventional Tankers - In-chartered	Percent Ownership	Flag	Year Built
Aframax
Bergitta	*	Bahamas	2007

ANNEX B

PRICING TERM SHEET

Teekay Corporation

$125,000,000

5.000% Convertible Senior Notes due 2023

January 24, 2018

The information in this pricing term sheet supplements Teekay Corporation’s preliminary offering memorandum, dated January 23, 2018 (the “Preliminary Offering Memorandum”), and supersedes the information in the Preliminary Offering Memorandum to the extent inconsistent with the information in the Preliminary Offering Memorandum. In all other respects, this term sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, including all documents incorporated by reference therein. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Offering Memorandum. All references to dollar amounts are references to U.S. dollars.

Issuer:	Teekay Corporation, a Marshall Islands corporation

Ticker/Exchange for Issuer’s Common Stock:	“TK”/The New York Stock Exchange

Notes:	5.000% Convertible Senior Notes due 2023

Principal Amount:	$125,000,000, plus up to an additional $25,000,000 principal amount pursuant to the initial purchasers’ option to purchase additional Notes.

Denominations:	$1,000 and multiples of $1,000 in excess thereof.

Maturity:	January 15, 2023, unless earlier repurchased, redeemed or converted.

Optional Redemption:	Issuer may not redeem the Notes prior to January 15, 2021. On or after January 15, 2021, Issuer may redeem the Notes for cash, if the last reported sale price per share of Issuer’s common stock for at least 20 trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on and including the trading day immediately preceding the date on which Issuer provides the notice of redemption, including the last trading day for such 30 consecutive trading day period, in each case exceeds 130% of the conversion price for the Notes on each applicable

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trading day. The redemption price will equal 100% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to the redemption date. With respect to any Notes that are converted after Issuer gives notice of redemption, Issuer will under certain circumstances increase the Conversion Rate for the Notes so surrendered for conversion by a number of additional shares as described below.

Interest Rate:	5.000% per year.

Interest Payment Dates:	Interest will accrue from January 26, 2018 and will be payable semiannually in arrears on January 15 and July 15 of each year, beginning on July 15, 2018.

Interest Record Dates:	January 1 and July 1 of each year, immediately preceding any January 15 or July 15 interest payment date, as the case may be.

Issue Price:	100% of principal, plus accrued interest, if any, from the Settlement Date.

Trade Date:	January 24, 2018

Settlement Date:	January 26, 2018

Last Reported Sale Price of Issuer’s Common Stock on January 23, 2018:	$10.74 per share.

Initial Conversion Rate:	85.4701 shares of Issuer’s common stock per $1,000 principal amount of Notes.

Initial Conversion Price:	Approximately $11.70 per share of Issuer’s common stock.

Conversion Premium:	Approximately 20% above the public price of the Common Stock Offering.

Joint Book-Running Managers:	Morgan Stanley & Co. LLC J.P. Morgan Securities LLC Citigroup Global Markets Inc. Credit Suisse Securities (USA) LLC

CUSIP Number (144A):	87900Y AD5

ISIN (144A):	US87900YAD58

Guarantees:	The Notes will not be guaranteed by any of Issuer’s subsidiaries.

Use of Proceeds:	Issuer expects to receive net proceeds from the issuance of the notes in this offering of approximately $120.9 million (or approximately $145.1 million if the initial purchasers exercise their option to purchase additional notes in full), after deducting initial purchasers’ discounts and commissions and estimated offering expenses payable by Issuer. Issuer intends to use the net

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proceeds from this offering, together with the net proceeds, if any, from the concurrent common stock offering, for general corporate purposes, which may include, among other things, repaying a portion of Issuer’s outstanding indebtedness and funding working capital.

Common Stock Offering:	Concurrently with the offering of Notes, the Issuer is offering up to 10,000,000 shares of its common stock (or a total of up to 11,500,000 shares of its common stock if the underwriters in that offering exercise in full their option to purchase additional shares of common stock), in a separate registered underwritten offering pursuant to a prospectus supplement at a public offering price of $9.75 per share, for total gross proceeds of $97.5 million ($112.1 million if the underwriters in that offering exercise in full their option to purchase additional shares of common stock).

Increase in Conversion Rate Upon Conversion in Connection with a Make-Whole Fundamental Change or a Notice of Redemption:	Following the occurrence of a “make-whole fundamental change” (as defined in the Preliminary Offering Memorandum) and after Issuer gives a notice of redemption, Issuer will increase the Conversion Rate for a holder who elects to convert its Notes in connection with such make-whole fundamental change or notice of redemption, as applicable, in certain circumstances, as described under “Description of Notes—Conversion Rights—Increase in Conversion Rate Upon Conversion Upon a Make-Whole Fundamental Change or a Notice of Redemption” in the Preliminary Offering Memorandum.

The following table sets forth the number of additional shares, if any, by which the Conversion Rate will be increased per $1,000 principal amount of Notes for conversions in connection with (i) a make-whole fundamental change for each “stock-price” and “effective date” set forth below or (ii) a notice of redemption for each stock price and “date of redemption notice” set forth below:

Effective Date/Date of Redemption Notice	Stock Price
	$9.75	$11.00	$11.70	$13.00	$14.00	$15.21	$17.50	$20.00	$22.50	$25.00	$30.00	$35.00
January 26, 2018	17.0940	13.8924	11.9245	9.1253	7.5202	6.0225	4.0677	2.7257	1.8526	1.2597	0.5520	0.0924
January 15, 2019	17.0940	13.3772	11.3489	8.5102	6.9147	5.4538	3.5985	2.3666	1.5863	1.0662	0.4555	0.0610
January 15, 2020	17.0940	12.7298	10.5992	7.6874	6.1008	4.6910	2.9790	1.9036	1.2509	0.8271	0.3377	0.0228
January 15, 2021	17.0940	11.7036	9.4299	6.4405	4.8963	3.5964	2.1426	1.3183	0.8522	0.5585	0.2185	0.0000
January 15, 2022	17.0940	10.0167	7.4864	4.4182	3.0177	1.9866	1.0505	0.6362	0.4254	0.2883	0.1096	0.0000
January 15, 2023	17.0940	5.4390	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000	0.0000

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The exact stock prices and effective dates may not be set forth in the table above, in which case:

•	If the stock price is between two stock prices in the table above or the effective date or date of redemption notice, as the case may be, is between two specified dates in the table above, the number of additional shares by which the Conversion Rate will be increased will be determined by a straight-line interpolation between the number of additional shares set forth for the higher and lower stock prices and the earlier and later specified dates, as applicable, based on a 365-day year.

•	If the stock price is greater than $35.00 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above as described under “Description of Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Offering Memorandum), no additional shares will be added to the Conversion Rate.

•	If the stock price is less than $9.75 per share (subject to adjustment in the same manner as the stock prices set forth in the column headings of the table above as described under “Description of Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Offering Memorandum), no additional shares will be added to the Conversion Rate.

Notwithstanding the foregoing, in no event will the Conversion Rate per $1,000 principal amount of Notes exceed 102.5641 shares of Issuer’s common stock, subject to adjustment in the same manner as the Conversion Rate as set forth under “Description of Notes—Conversion Rights—Conversion Rate Adjustments” in the Preliminary Offering Memorandum.

This communication is intended for the sole use of the person to whom it is provided by the sender. This material is confidential and is for your information only and is not intended to be used by anyone other than you. This information does not purport to be a complete description of the Notes or the offering thereof. This communication does not constitute an offer to sell or the solicitation of an offer to buy any Notes in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

The Notes and any shares of Issuer’s common stock issuable upon conversion of the Notes have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or any other securities laws, and may not be offered or sold within the United States or any other jurisdiction, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. The initial purchasers are initially offering the Notes only to qualified institutional buyers as defined in, and in reliance on, Rule 144A under the Securities Act.

The Notes and any shares of Issuer’s common stock issuable upon conversion of the Notes are not transferable except in accordance with the restrictions described under “Transfer restrictions” in the Preliminary Offering Memorandum.

A copy of the Preliminary Offering Memorandum for the offering of the Notes may be obtained by contacting Morgan Stanley & Co. LLC or J.P. Morgan Securities LLC.

Any legends, disclaimers or other notices that may appear below are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

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ANNEX C

FORM OF LOCK-UP LETTER

                , 2018

Morgan Stanley & Co. LLC

J.P. Morgan Securities LLC

c/o	Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036

c/o	J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

The undersigned understands that Morgan Stanley & Co. LLC and J.P. Morgan Securities LLC (the “Representatives”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with Teekay Corporation, a Marshall Islands corporation (the “Company”), providing for the public offering (the “Public Offering”) by several underwriters listed in Schedule 1 to the Underwriting Agreement (the “Underwriters”) of shares (the “Shares”) of common stock, par value $0.001 per share, of the Company (the “Common Stock”). The undersigned also understands that the Representatives also propose to enter into a Purchase Agreement (the “Purchase Agreement”) with the Company providing for the purchase and resale (the “Placement” and, together with the Public Offering, the “Offerings”) by several initial purchasers listed in Schedule 1 of the Purchase Agreement (the “Initial Purchasers”) of Convertible Senior Notes due 2023 of the Company (the “Notes”). The Notes will be convertible into shares of Common Stock. The Public Offering and the Placement are not contingent on one another.

To induce the Underwriters and the Initial Purchasers that may participate in the Offerings to continue their efforts in connection with the Offerings, the undersigned hereby agrees that, without the prior written consent of the Representatives on behalf of the Underwriters and the Initial Purchasers, it will not, during the period commencing on the date hereof and ending 60 days after the later of the date of the final prospectus supplement relating to the Public Offering and the date of the final offering memorandum relating to the Placement (the “Restricted Period”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock beneficially owned (as such term is used in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), by the undersigned or any other securities so owned convertible into or exercisable or exchangeable for Common Stock, (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) publicly disclose the intention to do any of the foregoing. The foregoing sentence shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Offerings, provided that no filing under the Exchange Act shall be required or shall be voluntarily made in connection with subsequent sales of Common Stock or other securities acquired in such open market transactions, (b) transfers of shares of Common Stock or any security convertible into Common Stock as a bona fide gift, (c) distributions of shares of Common Stock or any security convertible into Common Stock to members, limited partners or stockholders of the undersigned; provided that in the case of any transfer or distribution pursuant to clause (b) or (c), (i) each donee or distributee, as applicable, shall sign and deliver a lock up letter substantially in the form of this letter and (ii) no filing under the Exchange Act, reporting a reduction in beneficial ownership of shares of Common Stock, shall be required or shall be voluntarily made during the Restricted Period, or (d) the establishment of a trading plan pursuant to Rule 10b5 1 under the Exchange Act (a “Rule 10b5-1 Plan”) for the transfer of shares of Common Stock, provided that (i) such plan does not provide for the transfer of Common Stock or securities convertible into, or exchangeable or exercisable for Common Stock during the Restricted Period and (ii) no party is required to publicly announce, file, or report the establishment of such Rule 10b5-1 Plan in any public report, announcement, or filing with the U.S. Securities and Exchange Commission under the Exchange Act during the Restricted Period and does not otherwise voluntarily effect any such public report, announcement, or filing regarding such Rule 10b5-1 Plan. In addition, the undersigned agrees that, without the prior written consent of the Representatives on behalf of the Underwriters and the Initial Purchasers, it will not, during the Restricted Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s shares of Common Stock except in compliance with the foregoing restrictions.

The undersigned understands that the Company, the Underwriters and the Initial Purchasers are relying upon this agreement in proceeding toward consummation of the Offerings. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

This agreement and any claim, controversy or dispute arising under or related to this agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

Whether or not the Offerings actually occur depends on a number of factors, including market conditions. Each Offering will only be made pursuant to an Underwriting Agreement or a Purchase Agreement, the terms of which are subject to negotiation between the Company and the Underwriters or the Initial Purchasers, as applicable.

Very truly yours,

(Name)

(Address)

EXHIBIT A

OPINION FROM COMPANY’S U.S. COUNSEL

Opinion should be to the effect that:

1.	Assuming that the Indenture has been duly authorized, executed and delivered by the Company, the Indenture constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

2.	Assuming that the Notes have been duly authorized, executed and delivered by the Company and authenticated by the Trustee, the Notes to be purchased by the Initial Purchasers from the Company pursuant to the Purchase Agreement, when issued and delivered by the Company pursuant to the Purchase Agreement against payment of the consideration set forth therein, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms and entitled to the benefits of the Indenture.

3.	The statements with respect to legal matters or legal conclusions in the Time of Sale Memorandum and the Offering Memorandum under the caption “Material United States Federal Income Tax Considerations” and in the Company’s Annual Report on Form 20-F for the year ended December 31, 2016, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 12, 2017, as amended on May 26, 2017 and on November 28, 2017 (the “Form 20-F”), under the captions “Item 4. Information on the Company—E. Taxation of the Company—United States Taxation,” and “Item 10. Additional Information—Material U.S. Federal Income Tax Considerations” are, in all material respects, an accurate discussion of the material U.S. federal income tax considerations addressed therein. (We do not opine or comment on the representations and statements of fact of the Company included in such discussion.)

4.	The statements in the Time of Sale Memorandum and the Offering Memorandum under the captions “Description of Notes” and “Description of Other Indebtedness” and in the Form 20-F under the captions “Item 7. Major Shareholders and Certain Relationships and Related Party Transactions” under the subheadings “—Relationships with our Public Entity Subsidiaries—Competition with Teekay Tankers, Teekay Offshore and Teekay LNG” and “—Relationships with our Public Entity Subsidiaries—Services, Management and Pooling Arrangements”, insofar as the statements purport to describe the provisions of documents and laws referred to therein, are accurate in all material respects.

5.	The form of global certificate for the Notes complies with the requirements of the Indenture.

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6.	The documents filed under the Exchange Act (excluding exhibits thereto) and incorporated by reference into the Time of Sale Memorandum and Offering Memorandum (except for the financial statements and financial schedules, and other financial and statistical information included therein, as to which we express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

7.	The Company’s offering, issuance and sale of the Notes and the Company’s execution and delivery of the Transaction Documents and consummation of the transactions contemplated thereby do not (i) violate statutory or regulatory U.S. federal laws or statutory or regulatory laws of the State of New York that counsel exercising customary professional judgment would in our experience reasonably recognize as typically applicable to agreements similar to the Transaction Documents and transactions similar to the Transaction or (ii) conflict with or constitute a breach or violation of, or a default under (or an event which, with notice or lapse of time or both, would constitute such a default) any Material Agreement. (We do not comment or opine as to compliance with any financial covenants or financial ratios contained in any such documents.) “Material Agreement” means (i) any indenture, contract, mortgage, deed of trust, note agreement, loan agreement, lease or other agreement or instrument filed by the Company as an exhibit to the Form 20-F or the Company’s Report on Form 6-K filed with the Commission on November 22, 2017 and (ii) the agreements set forth on Schedule B.

8.	All consents, approvals, authorizations or other orders of, or registrations or filings on the part of the Company with, any United States federal or New York governmental or regulatory authority required for the Company’s execution and delivery of the Transaction Documents and the consummation of the Transaction, including the offering, issuance and sale of the Notes have been made or obtained, other than under New York securities or “blue sky” laws, as to which we express no opinion.

9.	Neither the issuance, sale and delivery of the Notes nor the application of the proceeds thereof by the Company as described in the Preliminary Offering Memorandum and the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System; provided, however, that in rendering this opinion as to such regulations we have assumed that (i) no credit is extended or maintained under the Transaction Documents by a U.S. broker-dealer or other “creditor” (as defined in Regulation T) or “foreign branch of a broker-dealer” (within the meaning of Regulation X) and (ii) no proceeds of the issuance and sale of the Notes will be used for the immediate purpose of buying or carrying margin stock (within the meaning of Regulation U).

10.

To our knowledge, (a) there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Teekay Entity or its property of a character required to be disclosed

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in the Commission filings incorporated by reference in the Time of Sale Memorandum and the Offering Memorandum that is not disclosed in such filings as required and (b) there is no agreement, franchise, contract, indenture, lease or other document or instrument of a character that is required to be described in the documents incorporated by reference in the Time of Sale Memorandum and the Offering Memorandum that is not disclosed in such documents as required.

11.	The Company is not, and immediately upon receipt of payment for the Notes and the application of the proceeds thereof as described in the Time of Sale Memorandum and the Offering Memorandum will not be, an “investment company” required to be registered under the Investment Company Act of 1940, as amended.

12.	Assuming the accuracy of the representations, warranties and agreements of the Company and the Initial Purchasers contained in the Purchase Agreement, it is not necessary, in connection with the issuance and sale of the Notes to the Initial Purchasers and the offer, resale and delivery of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement, the Time of Sale Memorandum and the Offering Memorandum, to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

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EXHIBIT B

OPINION FROM COMPANY’S MARSHALL ISLANDS COUNSEL

Opinion should be to the effect that:

1.	The Company is a corporation domesticated, validly existing and in good standing under Marshall Islands Law and has the corporate power and authority to own or lease its properties and to conduct its business, in each case in all material respects, as described in the Time of Sale Information and the Offering Memorandum.

2.	Each Transaction Agreement has been duly authorized, validly executed and delivered by the Company.

3.	The Company has all requisite corporate power and authority to execute and deliver each Transaction Agreement and to perform its obligations thereunder, including without limitation the issuance, sale, and delivery of the Notes and the issuance of the Conversion Shares as contemplated thereunder, and to consummate the other transactions contemplated thereby, all in accordance with and upon the terms and conditions set forth in the Transaction Agreements.

4.	The Conversion Shares have been duly authorized and, if and when issued and delivered by the Company upon conversion of the debt evidenced by the Notes pursuant to and in compliance with the terms of the Transaction Agreements, will be validly issued, fully paid and nonassessable.

5.	The execution, delivery and performance of the Transaction Agreements by the Company, including without limitation the offering, issuance and sale of the Notes and the issuance of the Conversion Shares as contemplated thereunder, or the consummation of the transactions contemplated thereby, do not and will not (i) conflict with or constitute a violation of the organizational documents of the Company or any Marshall Islands Entity (as defined below), (ii) violate any statute, law, rule, regulation, judgment, order or decree of which we are aware of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority situated in the Republic of the Marshall Islands directed to the Company or result in a proceeding before such court, regulatory body, administrative agency, governmental body, arbitrator or other authority in the Republic of the Marshall Islands to which the Company is a party, (iii) violate Marshall Islands Law, or (iv) to our knowledge, result in the creation or imposition of any pledges, liens, encumbrances, security interests, charges, equities or other claims by operation of law of the Republic of the Marshall Islands upon any property or assets of the Company or the Marshall Islands Entities.

6.	The choice of New York law to govern the Purchase Agreement and the Indenture constitutes a valid choice of law under Marshall Islands Law.

7.	The form of Note does not violate Marshall Islands Law.

8.	Teekay Holdings Limited, a Bermuda company (“Teekay Holdings”), owns of record 100% of the membership interests in Teekay GP L.L.C. (“TGP GP), a Marshall Islands limited liability company. Such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of TGP GP, and are fully paid (to the extent required under the TGP GP limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as may be provided in the TGP GP limited liability company agreement).

9.	Teekay Holdings owns of record 51% of the membership interests in Teekay Offshore GP L.L.C. (“TOO GP”), a Marshall Islands limited liability company. Brookfield TK TOGP L.P., a Bermuda limited partnership (“Brookfield”), owns of record 49% of the membership interests in TOO GP. Such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of TOO GP, and are fully paid (to the extent required under the TOO GP limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as may be provided in the TOO GP limited liability company agreement). For the avoidance of doubt, Brookfield has an option to acquire an additional 2% of the membership interests in TOO GP.

10.	TGP GP owns of record a 2.0% general partner interest (excluding preferred units) in Teekay LNG Partners L.P., a limited partnership formed under Marshall Islands Law (“TGP”), and is the sole general partner of TGP. Such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of TGP (as amended or restated prior to the date hereof, the “TGP LPA”). To our knowledge, TGP GP beneficially owns such general partner interest free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions. The term “Claim Exceptions” with respect to any limited liability company membership interest, shareholding interest, limited partnership interest or other interest as used herein shall mean: (i) pledges, liens, encumbrances, security interests or other claims as described in, referred to (including by incorporation by reference) or disclosed in the Time of Sale Information or the Offering Memorandum, (ii) any liens pursuant to credit agreements, security agreements or financing documents described in, referred to (including by incorporation by reference) or disclosed in the Time of Sale Information or the Offering Memorandum, and (iii) restrictions on transferability contained in the relevant organizational documents or under applicable securities laws, as applicable.

11.	TGP GP owns of record 100% of the Incentive Distribution Rights (for purposes of this paragraph, as defined in the TGP LPA) of TGP. The Incentive Distribution Rights of TGP have been duly authorized and validly issued in accordance with the TGP LPA, and are fully paid (to the extent required under the TGP LPA) and nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands Limited Partnership Act and except as may otherwise be provided in the TGP LPA). To our knowledge, TGP GP beneficially owns such Incentive Distribution Rights free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions.

12.	TGP owns of record a 100% membership interest in Teekay LNG Operating L.L.C., a limited liability company formed under Marshall Islands Law (“TGP Operating Company”). Such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of TGP Operating Company, as amended or restated prior to the date hereof, and is fully paid (to the extent required under such limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as may be provided in the limited liability company agreement of TGP Operating Company). To our knowledge, TGP beneficially owns such membership interest free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions.

13.	TOO GP owns of record a 0.76% general partner interest (excluding preferred units) in Teekay Offshore Partners L.P., a limited partnership formed under Marshall Islands Law (“TOO”), and is the sole general partner of TOO. Such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of TOO (as amended or restated prior to the date hereof, the “TOO LPA”). To our knowledge, TOO GP beneficially owns such general partner interest free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions.

14.	TOO GP owns of record 100% of the Incentive Distribution Rights (for purposes of this paragraph, as defined in the TOO LPA) of TOO. As of the date hereof, 38,211,772 common units of TOO are owned by Teekay Finance Limited, a Bermuda company (“Teekay Finance”), through brokerage accounts, 16,560,066 are owned of record by Teekay Shipping Limited, a Bermuda company, and 1,815,646 common units of TOO are owned of record by Teekay Holdings. These common units of TOO and the Incentive Distribution Rights of TOO have been duly authorized and validly issued in accordance with the TOO LPA, and are fully paid (to the extent required under the TOO LPA) and nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands Limited Partnership Act and except as may otherwise be provided in the TOO LPA). To our knowledge, TOO GP beneficially owns such Incentive Distribution Rights free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions.

15.	TOO owns of record a 100% membership interest in Teekay Offshore Holdings L.L.C., a limited liability company formed under Marshall Islands Law. Such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of Teekay Offshore Holdings L.L.C., as amended prior to the date hereof, and is fully paid (to the extent required under such limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as otherwise may be provided in the limited liability company agreement of Teekay Offshore Holdings L.L.C.). To our knowledge, TOO beneficially owns such membership interest free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions.

16.	Teekay Shuttle Tankers L.L.C., a Marshall Islands limited liability company (“ShuttleCo”) owns of record a 100% membership interest in Teekay Offshore Operating GP L.L.C., a limited liability company formed under Marshall Islands Law (“OLP GP”). Such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of OLP GP, as amended prior to the date hereof, and is fully paid (to the extent required under such limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 20, 31, 40 and 49 of the Marshall Islands Limited Liability Company Act of 1996 and except as otherwise may be provided in the limited liability company agreement of OLP GP). To our knowledge, ShuttleCo beneficially owns such membership interest free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions.

17.	ShuttleCo owns of record a 99.09% limited partnership interest in Teekay Offshore Operating L.P., a limited partnership formed under Marshall Islands Law (“TOO Operating Company”). OLP GP owns of record a 0.91% general partnership interest in TOO Operating Company. All such partnership interests have been duly authorized and validly issued in accordance with the partnership agreement of TOO Operating Company, as amended or restated prior to the date hereof, and are fully paid (to the extent required under such partnership agreement) and, with respect to the limited partner interests, are nonassessable (except as such nonassessability may be affected by Sections 30, 41, 51 and 60 of the Marshall Islands Limited Partnership Act and except as may otherwise be provided in the partnership agreement of TOO Operating Company). To our knowledge, ShuttleCo and OLP GP beneficially own such partnership interest free and clear of all pledges, liens, encumbrances, security interests or other claims, except for the Claim Exceptions.

18.	Teekay Finance owns 16,754,474 shares of Class A Common Stock, par value $0.01 per share, of Teekay Tankers Ltd., a corporation incorporated under Marshall Islands Law (“TNK”), through brokerage accounts. Teekay Holdings owns of record 37,007,981 shares of Class B Common Stock, par value $0.01 per share, of TNK. Teekay Holdings owns of record 8,250,000 shares of Class A Common Stock of TNK. All such shares of Class A Common Stock and shares of Class B Common Stock have been duly authorized and validly issued, and are fully paid and nonassessable. In addition to the foregoing shares, Teekay Holdings owns of record an additional 2,155,172 shares of Class A Common Stock of TNK.

19.	The entities formed or incorporated under Marshall Islands Law (the “Marshall Islands Operating Subsidiaries”) and identified in Schedule A hereto under the heading “Marshall Islands Operating Subsidiary” are owned of record as described on Schedule A hereto. The equity interests in each of the Marshall Islands Operating Subsidiaries have been duly authorized and validly issued in accordance with the respective organizational documents of each such Marshall Islands Operating Subsidiary, as amended or restated prior to the date hereof, and are fully paid (to the extent required under the applicable organizational document) and nonassessable (except as such nonassessability may be affected by applicable Marshall Islands Law and except as may be provided in the applicable organizational documents). To our knowledge, each of the Company, Teekay Offshore Holdings L.L.C., and TNK, as the case may be, beneficially owns the stock or membership interests, as applicable, of each of the Marshall Islands Operating Subsidiaries as described in parts 1, 3, 4, 5, 6 and 8 of Schedule A, as applicable, free and clear of all pledges, liens, encumbrances, security interests or other claims, except for Claim Exceptions.

20.	Each of TGP GP, TOO GP, TGP, TOO, TNK, TGP Operating Company, Teekay Offshore Holdings L.L.C., ShuttleCo, OLP GP and TOO Operating Company has been duly formed or incorporated and each such entity and each of the Marshall Islands Operating Subsidiaries (collectively, the “Marshall Islands Entities”) is validly existing and in good standing as a limited liability company, limited partnership or corporation, as applicable, under Marshall Islands Law, and each has the limited liability company, limited partnership or corporate, as applicable, power and authority to own or lease its properties and to conduct its business, in each case in all material respects, as described in the Time of Sale Information and the Offering Memorandum and the documents incorporated by reference therein.

21.	Except as described in or incorporated by reference in the Time of Sale Information, the Offering Memorandum, and the Company’s Amended and Restated Rights Agreement dated July 2, 2010 and made between the Company and the Bank of New York Mellon as rights agent, there are no preemptive rights or other rights to subscribe for or to purchase any equity interests in the Company, in each case pursuant to the organizational documents of the Company.

22.

Except as referred to (including by incorporation by reference) or described in the Time of Sale Information and the Offering Memorandum, no permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body of the Republic of the Marshall Islands having jurisdiction over the Company, any of the Marshall Islands Entities, or any of their respective properties is required in connection with the execution and delivery of the Transaction Agreements by the Company, or the performance of the transactions contemplated thereby, including without limitation the issuance and sale of the Notes and the issuance of the Conversion Shares as contemplated thereunder.

23.	To our knowledge, no permits, consents, licenses, franchises, concessions, certificates and authorizations (collectively, “Permits”) of, or declarations or filings with, any governmental or regulatory authorities of the Republic of the Marshall Islands are required for any of the Company or the Marshall Islands Entities to own or lease its properties and to conduct its business in the manner described in the Time of Sale Information and the Offering Memorandum, other than such Permits, declarations or filings with any Republic of the Marshall Islands governmental authority currently held or previously obtained, applied, received or filed by any of the Company or the applicable Marshall Islands Entity or required for the ownership, management, charter or operations of vessels or rigs that are flagged in the Marshall Islands.

24.	The statements (i) in the Company’s Form 20-F for the year ended December 31, 2016 under the captions “Item 4. Information on the Company — E. Taxation of the Company — Marshall Islands Taxation” and “Item 10. Additional Information — Non-United States Tax Considerations — Marshall Islands Tax Considerations” and (ii) in the Offering Memorandum under the captions “Non-United States Tax Considerations – Marshall Islands Tax Considerations” and “Service of Process and Enforcement of Civil Liabilities”, insofar as they purport to constitute summaries of Marshall Islands Law or legal conclusions of Marshall Islands Law, fairly describe in all material respects the portions of the statutes and regulations addressed thereby, subject to the qualifications and assumptions stated therein. For the avoidance of doubt, we take no view on the accuracy of descriptions of any contracts or organizational documents which may be included under such captions.

25.

A judgment granted by a foreign court against the Company may be recognized in the Republic of the Marshall Islands, to the extent that the foreign judgment grants or denies recovery of a sum of money, other than a judgment for taxes, a fine or other penalty, or a judgment for support in matrimonial matters, and so long as the judgment is final and conclusive and enforceable where rendered even though an appeal therefrom is pending, or subject to appeal (although the court may stay in proceedings until the relevant appeal has been determined or until the expiration of a period of time sufficient to enable the defendant to prosecute the appeal). A foreign judgment is not conclusive if: (i) the judgment was rendered under a system which does not provide impartial tribunals or procedures compatible with the requirements of due process of law, (ii) the foreign court did not have personal jurisdiction over the defendant, (iii) the foreign court did not have jurisdiction over the subject matter, or (iv) the foreign court does not recognize or enforce the judgments of any other foreign nation. A foreign judgment need not be recognized if: (i) the defendant in the proceedings in the foreign court did not receive notice of the proceedings in sufficient time to enable him to defend, (ii) the judgment was obtained by fraud, (iii) the cause of action on which the judgment is based is repugnant to the public policy of the Republic of the Marshall Islands, (iv) the judgment conflicts with another final and conclusive judgment, (v) the proceeding in the foreign court was contrary to an agreement between the parties under which the dispute in question was to be settled otherwise than by proceedings in the court, or (vi) in the case of jurisdiction based only on personal service, the foreign court was a seriously inconvenient forum for the trial of the action.